                                                                     EXHIBIT 4.1

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                        FIDELITY NATIONAL FINANCIAL, INC.

                                       TO



                            ________________________,

                                     TRUSTEE




                                FORM OF INDENTURE


                                   DATED AS OF





                           CONVERTIBLE DEBT SECURITIES




================================================================================

                    FIDELITY NATIONAL FINANCIAL, INCORPORATED

         RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT OF 1939 AND
                       INDENTURE, DATED AS OF ___________

TRUST INDENTURE ACT SECTION                                           INDENTURE SECTION
  Section 310(a)(1)................................................    609
       (a)(2)......................................................    609
       (a)(3)......................................................    Not Applicable
       (a)(4)......................................................    Not Applicable
       (a)(5)......................................................    609
       (b).........................................................    608, 610
       (c).........................................................    Not Applicable
  Section 311(a)...................................................    613
       (b).........................................................    613
       (c).........................................................    Not Applicable
  Section 312(a)...................................................    701, 702(a)
       (b).........................................................    702(b)
       (c).........................................................    702(c)
  Section 313(a)...................................................    703(a)
       (b).........................................................    703(b)
       (c).........................................................    703(c)
       (d).........................................................    703(d)
  Section 314(a)...................................................    704, 1009
       (b).........................................................    Not Applicable
       (c)(1)......................................................    102
       (c)(2)......................................................    102
       (c)(3)......................................................    Not Applicable
       (d).........................................................    Not Applicable
       (e).........................................................    102
  Section 315(a)...................................................    601
       (b).........................................................    602
       (c).........................................................    601
       (d).........................................................    601
       (e).........................................................    514
  Section 316(a)...................................................    101
       (a)(1)(A)...................................................    104(f), 502, 512
       (a)(1)(B)...................................................    104(f), 513
       (a)(2)......................................................    Not Applicable
       (b).........................................................    508
       (c).........................................................    104(f)
  Section 317(a)(1)................................................    503
       (a)(2)......................................................    504
       (b).........................................................    1003
  Section 318(a)...................................................    107
       (c).........................................................    107

--------------------
Note: This reconciliation and tie shall not be deemed to be part of the Indenture.

                                TABLE OF CONTENTS


                                                                               PAGE
ARTICLE I.   DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION.............1
        Section 101.    Definitions..............................................1
        Section 102.    Compliance Certificates and Opinions.....................9
        Section 103.    Form of Documents Delivered to Trustee..................10
        Section 104.    Acts of Holders.........................................10
        Section 105.    Notices, etc., to Trustee and Company...................12
        Section 106.    Notice to Holders; Waiver...............................13
        Section 107.    Conflict with Trust Indenture Act.......................13
        Section 108.    Effect of Headings and Table of Contents................13
        Section 109.    Successors and Assigns..................................13
        Section 110.    Separability Clause.....................................14
        Section 111.    Benefits of Indenture...................................14
        Section 112.    Governing Law...........................................14
        Section 113.    Legal Holidays..........................................14
        Section 114.    Exemption from Individual Liability.....................14
        Section 115.    Counterparts............................................15
ARTICLE II.  CONVERTIBLE DEBT SECURITY FORMS....................................15
        Section 201.    Forms Generally.........................................15
        Section 202.    Form of Trustee's Certificate of Authentication.........15
        Section 203.    Convertible Debt Securities in Global Form..............16
ARTICLE III. THE CONVERTIBLE DEBT SECURITIES....................................16
        Section 301.    Amount Unlimited; Issuance in Series....................16
        Section 302.    Denominations...........................................19
        Section 303.    Execution, Authentication, Delivery and Dating..........19
        Section 304.    Temporary Convertible Debt Securities...................21
        Section 305.    Registration; Registration of Transfer and Exchange.....23
        Section 306.    Mutilated, Destroyed, Lost and Stolen Convertible Debt
                        Securities..............................................25
        Section 307.    Payment of Interest; Interest Rights Preserved..........26
        Section 308.    Persons Deemed Owners...................................27
        Section 309.    Cancellation............................................28
        Section 310.    Computation of Interest.................................28
ARTICLE IV.  SATISFACTION AND DISCHARGE.........................................28
        Section 401.    Satisfaction and Discharge of Indenture.................28
        Section 402.    Application of Trust Money and Government Obligations...29
        Section 403.    Satisfaction, Discharge and Defeasance of Convertible
                        Debt Securities of any Series...........................30
ARTICLE V.   REMEDIES...........................................................32
        Section 501.    Events of Default.......................................32
        Section 502.    Acceleration of Maturity; Rescission and Annulment......34
        Section 503.    Collection of Indebtedness and Suits for Enforcement by
                        Trustee.................................................35
        Section 504.    Trustee May File Proofs of Claim........................35
        Section 505.    Trustee May Enforce Claims without Possession of
                        Convertible Debt Securities.............................36
        Section 506.    Application of Money Collected..........................36
        Section 507.    Limitation on Suits.....................................37



                                      -i-
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                                TABLE OF CONTENTS
                                   (CONTINUED)


                                                                               PAGE
        Section 508.    Unconditional Right of Holders to Receive Principal,
                        Premium and Interest....................................37
        Section 509.    Restoration of Rights and Remedies......................37
        Section 510.    Rights and Remedies Cumulative..........................38
        Section 511.    Delay or Omission Not Waiver............................38
        Section 512.    Control by Holders of Convertible Debt Securities.......38
        Section 513.    Waiver of Past Defaults.................................38
        Section 514.    Undertaking for Costs...................................39
        Section 515.    Waiver of Stay or Extension Laws........................39
ARTICLE VI.  THE TRUSTEE........................................................39
        Section 601.    Certain Duties and Responsibilities.....................39
        Section 602.    Notice of Default.......................................40
        Section 603.    Certain Rights of Trustee...............................40
        Section 604.    Not Responsible for Recitals or Issuance of Convertible
                        Debt Securities.........................................41
        Section 605.    May Hold Convertible Debt Securities....................41
        Section 606.    Money Held in Trust.....................................41
        Section 607.    Compensation and Reimbursement..........................42
        Section 608.    Disqualification; Conflicting Interests.................42
        Section 609.    Corporate Trustee Required; Eligibility.................43
        Section 610.    Resignation and Removal; Appointment of Successor.......43
        Section 611.    Acceptance of Appointment by Successor..................45
        Section 612.    Merger, Conversion, Consolidation or Succession to
                        Business................................................46
        Section 613.    Preferential Collection of Claims Against Company.......46
        Section 614.    Authenticating Agent....................................46
ARTICLE VII. HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY..................48
        Section 701.    Company to Furnish Trustee Names and Addresses of
                        Holders.................................................48
        Section 702.    Preservation of Information; Communications to Holders..48
        Section 703.    Reports by Trustee......................................49
        Section 704.    Reports by Company......................................49
ARTICLE VIII. CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE..............49
        Section 801.    Company May Consolidate, etc. Only on Certain Terms.....49
        Section 802.    Successor Corporation Substituted.......................50
        Section 803.    Conveyance or Transfer to a Wholly-Owned Restricted
                        Subsidiary..............................................50
ARTICLE IX.  SUPPLEMENTAL INDENTURES............................................50
        Section 901.    Supplemental Indentures Without Consent of Holders......50
        Section 902.    Supplemental Indentures with Consent of Holders.........51
        Section 903.    Execution of Supplemental Indentures....................53
        Section 904.    Effect of Supplemental Indentures.......................53
        Section 905.    Conformity with Trust Indenture Act.....................53
        Section 906.    Reference in Convertible Debt Securities to Supplemental
                        Indentures..............................................53
ARTICLE X.   COVENANTS..........................................................53
        Section 1001.   Payment of Principal, Premium and Interest..............53
        Section 1002.   Maintenance of Office or Agency.........................53
        Section 1003.   Money for Convertible Debt Securities Payments to Be
                        Held in Trust...........................................54

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                                TABLE OF CONTENTS
                                   (CONTINUED)


                                                                               PAGE
        Section 1004    Corporate Existence.....................................55
        Section 1005.   Maintenance of Properties...............................55
        Section 1006.   Officer's Certificate as to Default.....................56
        Section 1007.   Waiver of Certain Covenants.............................56
ARTICLE XI.             REDEMPTION OF CONVERTIBLE DEBT SECURITIES...............57
        Section 1101.   Applicability of Article................................57
        Section 1102.   Election to Redeem; Notice to Trustee...................57
        Section 1103.   Selection by Trustee of Convertible Debt Securities to
                        be Redeemed.............................................57
        Section 1104.   Notice of Redemption....................................58
        Section 1105.   Deposit of Redemption Price.............................58
        Section 1106.   Convertible Debt Securities Payable on Redemption Date..59
        Section 1107.   Convertible Debt Securities Redeemed in Part............59
ARTICLE XII. CONVERSION OF CONVERTIBLE DEBT SECURITIES..........................59
        Section 1201.   Conversion Privilege....................................59
        Section 1202.   Conversion Procedure....................................60
        Section 1203.   Fractional Shares.......................................61
        Section 1204.   Taxes on Conversion.....................................61
        Section 1205.   Company to Provide Stock................................61
        Section 1206.   Adjustment of Conversion Price..........................62
        Section 1207.   No Adjustment...........................................65
        Section 1208.   Other Adjustments.......................................65
        Section 1209.   Adjustments for Tax Purposes............................65
        Section 1210.   Adjustments by the Company..............................65
        Section 1211.   Notice of Adjustment....................................65
        Section 1212.   Notice of Certain Transactions..........................66
        Section 1213.   Effect of Reclassifications, Consolidations, Mergers or
                        Sales on Conversion Privilege...........................66
        Section 1214.   Trustee's Disclaimer....................................67
ARTICLE XIII. SUBORDINATION OF CONVERTIBLE DEBT SECURITIES......................67
        Section 1301.   Agreement to Subordinate................................67
        Section 1302.   No Payment on Convertible Debt Securities if Senior
                        Debt in Default.........................................68
        Section 1303.   Distribution on Acceleration of Convertible Debt
                        Securities; Dissolution and Reorganization;
                        Subrogation.............................................69
        Section 1304.   Reliance by Senior Debt on Subordination Provisions.....72
        Section 1305.   No Waiver of Subordination Provisions...................72
        Section 1306.   Trustee's Relation to Senior Debt.......................72
        Section 1307.   Other Provisions Subject Hereto.........................73
ARTICLE XIV. REPAYMENT AT THE OPTION OF HOLDERS.................................73
        Section 1401.   Applicability of Article................................73
        Section 1402.   Repayment of Convertible Debt Securities................73
        Section 1403.   Exercise of Option; Notice..............................74
        Section 1404.   Election of Repayment by Remarketing Entities...........74
        Section 1405.   Securities Payable on the Repayment Date................74
ARTICLE XV.  MEETINGS OF HOLDERS OF CONVERTIBLE DEBT SECURITIES.................75
        Section 1501.   Purposes for Which Meetings May Be Called...............75



                                     -iii-
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                                TABLE OF CONTENTS
                                   (CONTINUED)


                                                                               PAGE
        Section 1502.   Call, Notice and Place of Meetings......................75
        Section 1503.   Persons Entitled to Vote at Meetings....................75
        Section 1504.   Quorum; Action..........................................75
        Section 1505.   Determination of Voting Rights; Conduct and Adjournment
                        of Meetings.............................................76
        Section 1506.   Counting Votes and Recording Action of Meetings.........77
ARTICLE XVI. DEFEASANCE.........................................................78
        Section 1601.   Termination of Company's Obligations....................78
        Section 1602.   Repayment to Company....................................79
        Section 1603.   Indemnity for Government Obligations....................79

               INDENTURE (the "Indenture") dated as of ___________, by and between FIDELITY NATIONAL FINANCIAL, INC., a Delaware corporation (hereinafter, the "Company"), having its principal place of business at 17911 Von Karman Avenue, Irvine, California 92614 and __________________________________
(hereinafter, the "Trustee"), having its Corporate Trust Office at
_______________________________________________.

                             RECITALS OF THE COMPANY

               The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its convertible debentures, notes, bonds and other evidences of indebtedness (hereinafter, the "Convertible Debt Securities").

               All things necessary have been done to make this Indenture a valid agreement of the Company, in accordance with its terms.

               NOW, THEREFORE, THIS INDENTURE WITNESSETH:

               For and in consideration of the premises and the purchase of the Convertible Debt Securities of any series created and issued on or after the date hereof by the Holders thereof, it is mutually covenanted and agreed, for the benefit of all Holders of such Convertible Debt Securities or of any such series, as follows:

                                   ARTICLE I.

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

        Section 101. Definitions.

        For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

               (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

               (2) all other terms used herein which are defined in the Trust Indenture Act or by Commission rule or regulation under the Trust Indenture Act, either directly or by reference therein, as in force at the date as of which this instrument was executed, except as provided in Section 905, have the meanings assigned to them therein;

               (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP; and

               (4) the words "hereinafter," "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

        Certain terms, used principally in Article VI, are defined in that Article.

        "Act" when used with respect to any Holder has the meaning specified in
Section 104.

        "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Convertible Debt Securities.

        "Authorized Newspapers" means nationally-recognized newspapers customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the City of New York, New York, and the City of Los Angeles, California, respectively, or in the financial communities of such places. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same cities meeting the foregoing requirements and in each case on any Business Day.

        "Board of Directors" means either the board of directors of the Company, or the executive or any other committee of that board duly authorized to act in respect hereof.

        "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee. Where any provision of this Indenture refers to action to be taken pursuant to a Board Resolution (including the establishment of any series of the Convertible Debt Securities and the forms and terms thereof), such action may be taken by any committee of the Board or the Company or any officer or employee of the Company authorized to take such action by a Board Resolution.

        "Business Day" means any day which is not a Saturday or Sunday and which is not a legal holiday or a day on which banking institutions, trust companies, or securities exchange, as the case may be, are authorized or obligated by law or executive order to close.

        "Capital Stock" means any and all shares, interests, participations, rights, or other equivalents (however designated) of equity interests in any entity, including, without limitation, corporate stock and partnership interests.

        "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

        "Common Stock" means the common stock of the Company as the same exists at the date of the execution of this Indenture, or as such stock may be constituted from time to time.

        "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

        "Company Request" and "Company Order" mean, respectively, except as otherwise provided in this Indenture, a written request or order signed in the name of the Company by the Chairman of the Board and Chief Executive Officer, the Chief Operating Officer, the President or a Vice President (any references to a Vice President of the Company herein shall be deemed to include any Vice President of the Company whether or not designated by a number or word or words added before or after the title "Vice President"), the Chief Financial Officer and Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company or by another officer of the Company duly authorized to sign by a Board Resolution, and delivered to the Trustee.

        "Conversion Agent" means any Person authorized by the Company to convert the principal amount of Convertible Debt Securities (or any portion thereof that is an integral multiple of $1,000) into shares of Company's Common Stock, in accordance with Article XII of this Indenture.

        "Conversion Date" means the date on which a Holder of Convertible Debt Securities satisfies all the requirements, specified in the convertible Debt Securities, to convert the Convertible Debt Securities to shares of the Company's Common Stock in accordance with Article XII of this Indenture.

        "Conversion Price" means, with regard to the conversion of Convertible Debt Securities to the Company's Common Stock, the conversion price in effect on the Conversion Date. The initial Conversion Price is stated in the Convertible Debt Securities and is subject to adjustment as provided for in Article XII of this Indenture.

        "Conversion Shares" means the shares of Common Stock issuable upon a conversion of the Convertible Debt Securities pursuant to Article XII of this Indenture.

        "Convertible Debt Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Convertible Debt Securities authenticated and delivered under this Indenture.

        "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of original execution of this Indenture is located at _________________________ _______________________________________, Attention:
________________________, except that, with respect to presentation of the Convertible Debt Securities for payment or registration of transfers or exchanges and the location of the Security Registrar, such term means the office or agency of the Trustee at which at any particular time its corporate agency business shall be conducted, which at the date of original execution of this Indenture is located at _____________ ______________________________________.

        "Corporation" includes corporations, associations, companies and business trusts.

        "Daily Market Price" means the price of a share of the Company's Common Stock on the relevant date, determined (i) on the basis of the last reported sale price of the Common Stock as reported on the New York Stock Exchange (hereinafter, "NYSE") or if the Common Stock is not then listed on the NYSE, as reported on such other national securities exchange upon which the Common Stock is listed; or (ii) if there is no such reported sale on the day in question, on the basis of the average of the trading prices as reported on one Trading Day before the day in question and one Trading Day after the day in question; or
(iii) if the Common Stock is not listed on the NYSE or any such other national securities exchange, on the basis of the average of the high bid and low asked quotations on the day in question in the over-the-counter market, as reported by the National Association of Securities Dealers Automated Quotation System, or if not so quoted, as reported by the National Quotation Bureau, Incorporated, or a similar organization.

        "Defaulted Interest" has the meaning specified in Section 307.

        "Depositary" means, with respect to the Convertible Debt Securities of any series issuable or issued in the form of a Global Security, the Person designated as Depositary by the Company pursuant to Section 301 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Convertible Debt Securities of any such series shall mean the Depositary with respect to the Convertible Debt Securities of that series.

        "Designated Senior Debt" means any Senior Debt which, at the date of determination, has an aggregate principal amount outstanding of, or commitments to lend up to, at least $___________ and is specifically designated in the instrument evidencing or governing such Senior Debt as "Designated Senior Debt" for purposes of this Indenture (provided, however, that such instrument may place limitations and conditions on the right of such Senior Debt to exercise the rights of Designated Senior Debt).

        "Distribution Date" means, within regard to the adjustment of the Conversion Price, the date for the distribution to the Holders of Rights of separate certificates evidencing such Rights.

        "Distribution Record Date" means, in the event that the Company, by dividend or otherwise, distributes cash to Holders of its Common Stock (including any distributions of cash out of current or retained earnings of the Company, but excluding any cash that is distributed as part of a distribution requiring a Conversion Price adjustment pursuant to Section 1206(c)), the date fixed by the Company for determining the Holders entitled to such distribution.

        "Dollar" or "$" means the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

        "Event of Default" has the meaning specified in Section 501.

        "Excess Payment" means the excess of (x) the aggregate of the cash and fair market value of other consideration paid by the Company or any of its subsidiaries with respect to the shares acquired in a tender offer or other negotiated transaction over (y) the Daily Market Price of such acquired shares on the Trading Day immediately after giving effect to the completion of such tender offer or other negotiated transaction.

        "GAAP" means, as of the date of any determination with respect thereto, generally accepted accounting principles as used by the Financial Accounting Standards Board and/or the American Institute of Certified Public Accountants, consistently applied and maintained throughout the periods indicated.

        "Global Exchange Agent" has the meaning specified in Section 304.

        "Global Exchange Date" has the meaning specified in Section 304.

        "Global Security" means a Convertible Debt Security issued to evidence all or part of a series of Convertible Debt Securities in accordance with
Section 303.

        "Government Obligations" means, in respect of any series of Convertible Debt Securities, securities of (i) the United States Government and/or the government of any State, possession, or jurisdiction of the United States or
(ii) government agencies backed by the full faith and credit of such aforementioned governments.

        "Holder", with respect to a Registered Security, means a Person in whose name such Registered Security is registered in the Security Register.

        "Indebtedness" means (i) all items of indebtedness or liability (except capital and surplus) which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet as at the date as of which indebtedness is to be determined, (ii) indebtedness secured by any Mortgage existing on property owned subject to such Mortgage, whether or not the indebtedness secured thereby shall have been assumed, and
(iii) guarantees, endorsements (other than for purposes of collection) and other contingent obligations in respect of, or to purchase or otherwise acquire, indebtedness of others, unless the amount thereof is included in indebtedness under the preceding clause (i) or (ii); provided, however, that any obligations or guarantees of obligations in respect of lease rentals, whether or not such obligations or guarantees of obligations would be included as liabilities on a consolidated balance sheet of the Company and its Restricted Subsidiaries, shall not be included in Indebtedness.

        "Indenture" means this instrument as originally executed or as it may from time to time be supplemented, amended or restated by or pursuant to one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and, unless the context otherwise requires, shall include the terms of a particular series of Convertible Debt Securities established as contemplated by Section 301.

        "Interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

        "Interest Payment Date", with respect to any Convertible Debt Security, means the Stated Maturity of an installment of interest on such Convertible Debt Security.

        "Maturity", when used with respect to any Convertible Debt Security, means the date on which the principal of such Convertible Debt Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, repayment at the option of the Holder or otherwise.

        "Mortgage" means and includes any mortgage, pledge, lien, security interest, conditional sale or other title retention agreement or other similar encumbrance.

        "Officers' Certificate" means a certificate signed by the Chairman of the Board and Chief Executive Officer, the Chief Operating Officer, the President or a Vice President, and by the Chief Financial Officer and Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

        "Opinion of Counsel" means a written opinion of counsel, who may (except as otherwise expressly provided in this Indenture) be an employee of or counsel for the Company, or who may be other counsel acceptable to the Trustee, which is delivered to the Trustee.

        "Original Issue Discount Security" means any Convertible Debt Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

        "Outstanding", when used with respect to Convertible Debt Securities, means, as of the date of determination, all Convertible Debt Securities theretofore authenticated and delivered under this Indenture, except:

                (i) Convertible Debt Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                (ii) Convertible Debt Securities or portions thereof for whose payment or redemption money or Government Obligations in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Convertible Debt Securities; provided, however, that if such Convertible Debt Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

                (iii) Convertible Debt Securities in exchange for or in lieu of which other Convertible Debt Securities have been authenticated and delivered, or which have been paid, pursuant to this Indenture; provided, however, that in determining whether the Holders of the requisite principal amount of Convertible Debt Securities Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Convertible Debt Securities owned by the Company or any other obligor upon the Convertible Debt Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon such request, demand, authorization, direction, notice, consent or waiver, only Convertible Debt Securities which the Trustee knows to be so owned shall be so disregarded. Convertible Debt

        Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Convertible Debt Securities and that the pledgee is not the Company or any other obligor upon the Convertible Debt Securities or any Affiliate of the Company or of such other obligor.

        "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Convertible Debt Securities on behalf of the Company.

        "Payment Blockage Notice" and "Payment Blockage Period's have the meaning specified in Section 1302.

        "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

        "Place of Payment", when used with respect to the Convertible Debt Securities of any series means any place where the principal of (and premium, if any) and interest on the Convertible Debt Securities of that series are payable as specified as contemplated by Section 301, and/or any place where a Person holding or entitled to such Convertible Debt Securities may transfer, exchange, or present them for conversion pursuant to Section 1002.

        "Predecessor Security" of any particular Convertible Debt Security means every previous Convertible Debt Security evidencing all or a portion of the same debt as that evidenced by such particular Convertible Debt Security; and, for the purposes of this definition, any Convertible Debt Security authenticated and delivered under Section 306 in lieu of a lost, destroyed or stolen Convertible Debt Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Convertible Debt Security.

        "Purchase Date" means, in the event that the Company or any Subsidiary consummates a tender offer or other negotiated transaction for all or any portion of the Company's Common Stock, the date of payment of such negotiated transaction consideration or expiration of such tender offer, as the case may be.

        "Redemption Date", when used with respect to any Convertible Debt Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

        "Redemption Price", when used with respect to any Convertible Debt Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

        "Registered Security" means any Convertible Debt Security in the form of Registered Securities established pursuant to Section 201 which is registered in the Security Register, or following a conversion of Convertible Debt Securities to the Company's Common Stock, any Common Stock so registered.

        "Regular Record Date" for the interest payable on any Interest Payment Date on the Registered Securities of any series means the date specified for that purpose as contemplated by Section 301.

        "Remarketing Entity", when used with respect to Convertible Debt Securities of any series which are repayable at the option of the Holders thereof before their Stated Maturity, means any person designated by the Company to purchase any such Convertible Debt Securities.

        "Repayment Date", when used with respect to any Convertible Debt Security to be repaid upon exercise of an option for repayment by the Holder, means the date fixed for such repayment pursuant to this Indenture.

        "Repayment Price", when used with respect to any Convertible Debt Security to be repaid upon exercise of an option for repayment by the Holder, means the price at which it is to be repaid pursuant to this Indenture.

        "Representative" means the trustee, agent or representative (if any) for an issue of Senior Debt.

        "Responsible Officer" when used with respect to the Trustee, means any officer of the Trustee assigned by it to administer its corporate trust matters.

        "Rights" means rights or warrants, distributed by the Company, to subscribe for additional shares of the Company's Capital Stock, other than the Common Stock referred to in this Indenture.

        "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

        "Senior Debt" means the principal of, interest on and other amounts due on Indebtedness of the Company, whether outstanding on the date of the Indenture or thereafter created, incurred, assumed, or guaranteed by the Company; unless, in the instrument creating or evidencing or pursuant to which Indebtedness is outstanding, it is expressly provided that such Indebtedness is not senior in right of payment to the Convertible Debt Securities. Senior Debt includes, with respect to the obligations described above, interest accruing, pursuant to the terms of such Senior Debt, on or after the filing of any petition in bankruptcy or for reorganization relating to the Company, whether or not post-filing interest is allowed in such proceeding, at the rate specified in the instrument governing the relevant obligation. Notwithstanding anything to the contrary in the foregoing, Senior Debt shall not include: (a) Indebtedness of or amounts owed by the Company for compensation to employees, or for goods, services or materials purchased in the ordinary course of business; (b) Indebtedness of the Company to a Subsidiary of the Company or any officer, director or employee of the Company or any Subsidiary thereof, or (c) any liability for Federal, state, local or other taxes owed or owing by the Company.

        "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

        "Stated Maturity", when used with respect to any Convertible Debt Security or any installment of interest thereon, means the date specified in such Convertible Debt Security as the fixed date on which the principal of such Convertible Debt Security or such installment is due and payable.

        "Subsidiary" means any corporation more than 50% of the outstanding shares of Voting Stock, except for directors' qualifying shares, of which shall at the time be owned, directly or indirectly, by the Company or by one or more of the Subsidiaries, or by the Company and one or more other Subsidiaries.

        "Trading Day" means (a) if the applicable security is listed or admitted for trading on the New York Stock Exchange (hereinafter, "NYSE") or another national securities exchange, a day on which the NYSE or another national securities exchange is open for business, or (b) if the applicable security is not so listed or admitted for trading, any day other than a Saturday or Sunday or a day on which banking institutions or trust companies are authorized or obligated by law or executive order to close.

        "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in
Section 905.

        "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Convertible Debt Securities of any series shall mean the Trustee with respect to Convertible Debt Securities of that series.

        "United States" means the United States of America (including the District of Columbia) and its possessions and jurisdictions.

        "Voting Stock", as applied to the stock (or the equivalent thereof) of any corporation, means stock (or the equivalent thereof) of any class or classes, however designated, entitled in the ordinary course to vote in an election of directors of such corporation, other than stock (or such equivalent) having such power only by reason of the happening of a contingency.

        Section 102. Compliance Certificates and Opinions.

        Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee, if so requested by the Trustee, an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

        Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

               (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

               (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (3) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

        Section 103. Form of Documents Delivered to Trustee.

        In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

        Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based is erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinions or representations with respect to such matters is erroneous.

        Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

        Section 104. Acts of Holders.

               (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee, and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or the holding by any Person of a Convertible Debt Security, shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The record of any meeting of Holders of Convertible Debt Securities shall be proved in the manner provided in Section 1606.

               (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Trustee deems sufficient.

               (c) The ownership of Registered Securities shall be proved by the Security Register.

               (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Convertible Debt Security shall bind every future holder of the same Convertible Debt Security and the Holder of every Convertible Debt Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, suffered or omitted by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Convertible Debt Security.

               (e) For purposes of determining the principal amount of Outstanding Convertible Debt Securities of any series the Holders of which are required, requested or permitted to give any request, demand, authorization, direction, notice, consent, waiver or take any other Act under this Indenture, each Original Issue Discount Security shall be deemed to have the principal amount determined by the Trustee that could be declared to be due and payable pursuant to the terms of such Original Issue Discount Security as of the date there is delivered to the Trustee and, where it is hereby expressly required, to the Company, such Act by Holders of the required aggregate principal amount of the Outstanding Convertible Debt Securities of such series.

               (f) The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Convertible Debt Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Convertible Debt Securities of such series, provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Convertible Debt Securities of the relevant series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date (as defined below) by Holders of the requisite principal amount of Outstanding Convertible Debt Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Convertible Debt Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each

Holder of Convertible Debt Securities of the relevant series in the manner set forth in Section 106.

        The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Convertible Debt Securities of any series entitled to join in the giving or making of (i) any notice of an Event of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(2), or (iv) any direction referred to in Section 512, in each case with respect to Convertible Debt Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Convertible Debt Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Convertible Debt Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Convertible Debt Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Convertible Debt Securities of the relevant series in the manner set forth in Section 106.

        With respect to any record date set pursuant to this Section, the party hereto which sets such record dates may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Convertible Debt Securities of the relevant series in the manner set forth in Section 106, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph.

        Section 105. Notices, etc., to Trustee and Company.

        Any request, demand, authorization, direction, notice, consent, waiver or other Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

               (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided), if in writing and sent by certified mail or by courier to the Trustee at its Corporate Trust Office, or

               (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and sent by certified mail or by courier to the Company addressed to the attention of its Corporate Secretary at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

        Section 106. Notice to Holders; Waiver.

        Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given to Holders of Registered Securities if in writing and mailed, first-class postage prepaid, to each Holder of a Registered Security affected by such event, at such Holder's address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.

        In case, by reason of the suspension of or irregularities in regular mail service or for any other reason, it shall be impossible or impracticable to mail notice of any event to Holders of Registered Securities when said notice is required to be given pursuant to any provision of this Indenture or of the Convertible Debt Securities, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice. In any case where notice to Holders of Registered Securities is to be given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Registered Securities.

        Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

        Section 107. Conflict with Trust Indenture Act.

        If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

        Section 108. Effect of Headings and Table of Contents.

        The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

        Section 109. Successors and Assigns.

        All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

        Section 110. Separability Clause.

               In case any provision in this Indenture or in the Convertible Debt Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        Section 111. Benefits of Indenture.

        Nothing in this Indenture or in the Convertible Debt Securities shall give to any Person, other than the parties hereto and their successors hereunder, any Paying Agent and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

        Section 112. Governing Law.

        This Indenture and the Convertible Debt Securities shall be governed by and construed in accordance with the laws of the State of Delaware.

        Section 113. Legal Holidays.

        In any case where any Interest Payment Date, Redemption Date, Repayment Date or Stated Maturity of any Convertible Debt Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Convertible Debt Securities) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date, Repayment Date or at the Stated Maturity, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, Repayment Date or Stated Maturity, as the case may be.

        Section 114. Exemption from Individual Liability.

        No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Convertible Debt Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations of the Company, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors, as such, of the Company or of any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Convertible Debt Securities or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Convertible Debt Securities, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of such Convertible Debt Securities.

        Section 115. Counterparts.

        This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Indenture.

                                  ARTICLE II.

                         CONVERTIBLE DEBT SECURITY FORMS

        Section 201. Forms Generally.

        The Registered Securities of each series shall be in substantially the form (including temporary or permanent global form) as shall be established in or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be required to comply with the rules of any securities exchange, or as may, consistently herewith, be determined by the officers executing such Convertible Debt Securities, as evidenced by their signatures on the Convertible Debt Securities. If the form of Convertible Debt Securities of any series (including any such Global Security) is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Corporate Secretary or an Assistant Corporate Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Convertible Debt Securities.

        The definitive Convertible Debt Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Convertible Debt Securities, as evidenced by the execution of such Convertible Debt Securities.

Section 202.   Form of Trustee's Certificate of Authentication.

        This is one of the Convertible Debt Securities, of the series designated herein, described in the within-mentioned Indenture.

        _______________________________
               as Trustee


        By_____________________________
               Authorized Officer

        Section 203. Convertible Debt Securities in Global Form.

        If Convertible Debt Securities of a series are issuable in whole or in part in global form, as specified as contemplated by Section 301, then, notwithstanding clause (9) of Section 301 and the provisions of Section 302, such Global Security shall represent such of the outstanding Convertible Debt Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Convertible Debt Securities from time to time endorsed thereon and that the aggregate amount of Outstanding Convertible Debt Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Global Security to reflect the amount, or any increase or decrease in the amount, of Outstanding Convertible Debt Securities represented thereby shall be made in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 303 or
Section 304.

        The provisions of the last sentence of Section 303(g) shall apply to any Convertible Debt Securities represented by a Convertible Debt Security in global form if such Convertible Debt Security was never issued and sold by the Company and the Company delivers to the Trustee the Convertible Debt Security in global form together with written instructions (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) with respect to the reduction in the principal amount of Convertible Debt Securities represented thereby, together with the written statement contemplated by the last sentence of Section 303(g).

        Global Securities shall be issued in registered form and in permanent form.

                                  ARTICLE III.

                         THE CONVERTIBLE DEBT SECURITIES

        Section 301. Amount Unlimited; Issuance in Series.

        The aggregate principal amount of Convertible Debt Securities which may be authenticated and delivered under this Indenture is unlimited.

        The Convertible Debt Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Convertible Debt Securities of any series:

               (1) the title of the Convertible Debt Securities of the series (which shall distinguish the Convertible Debt Securities of the series from all other Convertible Debt Securities);

               (2) the limit, if any, upon the aggregate principal amount of the Convertible Debt Securities of the series which may be authenticated and delivered under this Indenture (except for Convertible Debt Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Convertible Debt Securities of the series pursuant to Sections 304, 305, 306, 906, 1107 or 1503 and except for any Convertible Debt Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

               (3) the date or dates on which the principal and premium, if any, of the Convertible Debt Securities of the series are payable;

               (4) the rate or rates, if any, at which the Convertible Debt Securities of the series shall bear interest, or the method or methods by which such rate or rates may be determined, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable, the Regular Record Date for the interest payable on any Registered Security on any Interest Payment Date and the circumstances, if any, in which the Company may defer interest payments;

               (5) the place or places where, subject to the provisions of
Section 1002, the principal of (and premium, if any) and interest on Convertible Debt Securities of the series shall be payable, any Registered Securities of the series may be surrendered for registration of transfer, Convertible Debt Securities of the series may be surrendered for exchange and notices and demands to or upon the Company in respect of the Convertible Debt Securities of the series and this Indenture may be served and where notices to Holders pursuant to
Section 106 will be published;

               (6) if applicable, the period or periods within which or the date or dates on which, the price or prices at which and the terms and conditions upon which Convertible Debt Securities of the series may be redeemed, in whole or in part, at the option of the Company;

               (7) the manner of calculating the Conversion Price and any adjustments thereto, events or circumstances that may result in adjustments of the Conversion Price, the amount of any premium payable in connection with conversion, the date or dates on which conversion may be made, and the places at which the Convertible Debt Securities may be exchanged for shares of Common Stock (or for shares of Common Stock and certificates evidencing the unconverted portion of the Convertible Debt Securities) and cash may be received in lieu of fractional shares of Common Stock;

               (8) events or circumstances that will constitute Events of Default or give the holders of Convertible Debt Securities the right to accelerate maturity of the Convertible Debt Securities to the extent not already set forth herein;

               (9) the obligation, if any, of the Company to redeem, repay or purchase Convertible Debt Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Convertible Debt Securities of the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;

               (10) whether the Convertible Debt Securities of the series shall be issued in whole or in part in the form of a Global Security or Securities and, in such case, the Depositary and Global Exchange Agent for such Global Security or Securities, whether such global form shall be permanent or temporary and, if applicable, the Global Exchange Date;

               (11) if Convertible Debt Securities of the series are to be issuable initially in the form of a temporary Global Security, the circumstances under which the temporary Global Security can be exchanged for definitive Convertible Debt Securities and whether the definitive

Convertible Debt Securities will be in global form and whether interest in respect of any portion of such Global Security payable in respect of an Interest Payment Date prior to the Global Exchange Date shall be paid to any clearing organization with respect to a portion of such Global Security held for its account and, in such event, the terms and conditions (including any certification requirements) upon which any such interest payment received by a clearing organization will be credited to the Persons entitled to interest payable on such Interest Payment Date if other than as provided in this Article III;

               (12) the denominations in which any Registered Securities of the series shall be issuable, if other than denominations of $1,000 and any integral multiple thereof;

               (13) if other than the principal amount thereof, the portion of the principal amount of Convertible Debt Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to
Section 502;

               (14) if the amount of payments of principal of (and premium, if any) or interest on the Convertible Debt Securities of the series may be determined with reference to an index, the manner in which such amounts shall be determined;

               (15) any other covenant or warranty included for the benefit of the Convertible Debt Securities of the series in addition to (and not inconsistent with) those set forth herein for the benefit of Convertible Debt Securities of all series, or any other covenant or warranty included for the benefit of Convertible Debt Securities of the series in lieu of any covenant or warranty set forth herein for the benefit of Convertible Debt Securities of all series, or any provision that any covenant or warranty set forth herein for the benefit of Convertible Debt Securities of all series shall not be for the benefit of Convertible Debt Securities of such series, or any combination of such covenants, warranties or provisions and the applicability, if any, of the provisions of Section 1010 to such covenants and warranties;

               (16) the terms and conditions, if any, pursuant to which the Company's obligations under this Indenture may be terminated through the deposit of money or Government Obligations as provided in Articles IV and XVII;

               (17) the Person or Persons who shall be Security Registrar for the Convertible Debt Securities of such series if other than the Trustee, and the place or places where the Security Register for such series shall be maintained and the Person or Persons who will be the initial Paying Agent or Agents, if other than the Trustee; and

               (18) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

        All Convertible Debt Securities of any one series shall be substantially identical except, in the case of Registered Securities, as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officers' Certificate or in any such indenture supplemental hereto.

        Convertible Debt Securities of any particular series may be issued at various times, with different dates on which the principal or any installment of principal is payable, with different rates of interest, if any, or different methods by which rates of interest may be determined, with different dates on which such interest may be payable and with different Redemption or Repayment Dates; provided, however, that all Convertible Debt Securities be denominated and payable in only U.S. dollars.

        If any of the terms of a series of Convertible Debt Securities are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

        Section 302. Denominations.

        Convertible Debt Securities of each series shall be issuable in such form and denominations as shall be specified in the form of Convertible Debt Security for such series approved or established pursuant to Section 201 or in the Officers' Certificate delivered pursuant to Section 301. In the absence of any specification with respect to the Convertible Debt Securities of any series, the Registered Securities of such series, if any, shall be issuable in denominations of $1,000 and any integral multiple thereof.

        Section 303. Execution, Authentication, Delivery and Dating.

               (a) The Convertible Debt Securities shall be executed on behalf of the Company by its Chairman of the Board and Chief Executive Officer, the Chief Operating Officer, the President or a Vice President, and by its Treasurer or one of its Assistant Treasurers or its Secretary or one of its Assistant Secretaries under its corporate seal reproduced thereon. The signature of any of these officers on the Convertible Debt Securities may be manual or facsimile.

               Convertible Debt Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Convertible Debt Securities of any series or did not hold such offices at the date of such Convertible Debt Securities.

               (b) At any time and from time to time after the execution and delivery of this Indenture, Convertible Debt Securities of any series may be executed by the Company and delivered to the Trustee for authentication, and, except as otherwise provided in this Article III, shall thereupon be authenticated and delivered by the Trustee upon Company Order, without any further action by the Company; provided, however, that in the case of a temporary Global Security, only if the Company or its agent shall have received the certification required pursuant to Sections 304(b)(iii) and (iv), unless such certification shall have been provided earlier pursuant to section 304(b)(v) hereof, and only if the Company has no reason to know that such certification is false.

        To the extent authorized in or pursuant to a Board Resolution and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, such written Company Order may be given by any one officer or employee of the Company, may be electronically transmitted, and may provide instructions as to registration of holders, principal amounts, rates of interest, maturity dates and other matters contemplated by such Board Resolution and Officers' Certificate or supplemental indenture to be so instructed in respect thereof. Before authorizing and delivering the first Convertible Debt Securities of any series (and upon request of the Trustee thereafter), the Company shall deliver to the Trustee (i) the certificates called for under Sections 201 and 301 hereof and (ii) an Opinion of Counsel described in the next sentence.

        In authenticating such Convertible Debt Securities, and accepting the additional responsibilities under this Indenture in relation to any such Convertible Debt Securities, the Trustee shall be entitled to receive, prior to the initial authentication of such Convertible Debt Securities, and (subject to Section 601) shall be fully protected in relying upon:

                (i) a Board Resolution relating thereto and, if applicable, an appropriate record of any action taken pursuant to such resolution certified by the Secretary or an Assistant Secretary of the Company;

                (ii) an executed supplemental indenture, if any, relating thereto;

                (iii) an Officers' Certificate setting forth the form and terms of the Convertible Debt Securities of such series, pursuant to Sections 201 and 301 and stating that all conditions precedent provided for in this Indenture relating to the issuance of such Convertible Debt Securities have been complied with; and

                (iv) an Opinion of Counsel stating

                      (A) that the form of such Convertible Debt Securities has
               been established in or pursuant to a Board Resolution or by a supplemental indenture as permitted by Section 201 in conformity with the provisions of this Indenture;

                      (B) that the terms of such Convertible Debt Securities
               have been established in or pursuant to a Board Resolution or by a supplemental indenture as permitted by Section 301 in conformity with the provisions of this Indenture; and

                      (C) that such Convertible Debt Securities, when
               authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally and the application of general principles of equity.

               (c) If the Company shall establish pursuant to Section 301 that the Convertible Debt Securities of a series are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute and the Trustee shall, in accordance with this Section and the Company Order with respect to such series, authenticate and deliver one or more Global Securities in permanent or temporary form that (i) shall represent and shall be denominated in an aggregate amount equal to the aggregate principal amount of the Outstanding Convertible Debt Securities of such series to be represented by one or more Global Securities, (ii) shall be registered in the name of the Depositary for such Global Security or

Securities or the nominee of such Depositary and (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions.

               (d) The Trustee shall have the right to decline to authenticate and deliver any Convertible Debt Securities under this Section 303 if the issuance of such Convertible Debt Securities will adversely affect the Trustee's own rights, duties or immunities under the Convertible Debt Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

               (e) Each Registered Security shall be dated the date of its authentication.

               (f) No Convertible Debt Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Convertible Debt Security a certificate of authentication substantially in the form provided for herein executed by the Trustee, and such certificate upon any Convertible Debt Security shall be conclusive evidence, and the only evidence, that such Convertible Debt Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Convertible Debt Security or portion thereof shall have been duly authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Convertible Debt Security to the Trustee for cancellation as provided in Section 309 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Convertible Debt Security or portion thereof has never been issued and sold by the Company, for all purposes of this Indenture such Convertible Debt Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

               (g) Each Depositary designated pursuant to Section 301 for a Global Security in registered form must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Securities Exchange Act of 1934 and any other applicable statute or regulation.

        Section 304. Temporary Convertible Debt Securities.

               (a) Pending the preparation of definitive Convertible Debt Securities of any series, the Company may execute, and upon receipt of documents required by Sections 301 and 303, together with a Company Order, the Trustee shall authenticate and deliver, temporary Convertible Debt Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any denomination, substantially of the tenor and terms of the definitive Convertible Debt Securities in lieu of which they are issued in registered form, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Convertible Debt Securities may determine, as evidenced by their signatures on such Convertible Debt Securities.

               (b) Unless otherwise provided pursuant to Section 301:

                (i) Except in the case of temporary Convertible Debt Securities in global form, if temporary Convertible Debt Securities of any series are issued, the Company will cause definitive Convertible Debt Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Convertible Debt Securities of such series, the related temporary Convertible Debt Securities shall be exchangeable for such definitive Convertible Debt Securities upon surrender of the temporary Convertible Debt Securities of such series at the office or agency of the Company in the Place of Payment for such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Convertible Debt Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Convertible Debt Securities of the same series of like tenor and terms and of authorized denominations.

                (ii) If Convertible Debt Securities of any series are issued in temporary global form, any such temporary Global Security shall, unless otherwise provided pursuant to Section 301, be delivered to the Depositary for the benefit of __________________, for credit to the respective accounts of the beneficial owners of such Convertible Debt Securities (or to such other accounts as they may direct).

                (iii) Without unnecessary delay but in any event not later than the date specified in, or determined pursuant to the terms of, any such temporary Global Security (the "Global Exchange Date"), the Company shall deliver definitive Convertible Debt Securities to the Trustee or the agent appointed by the Company pursuant to Section 301 to effect the exchange of the temporary Global Security for definitive Convertible Debt Securities (the "Global Exchange Agent"), in an aggregate principal amount equal to the principal amount of such temporary Global Security, executed by the Company. On or after the Global Exchange Date, such temporary Global Security shall be surrendered by the Depositary to the Global Exchange Agent, to be exchanged, in whole or from time to time in part, for definitive Convertible Debt Securities without charge and the Trustee or the Global Exchange Agent, if authorized by the Trustee pursuant to Section 614, shall authenticate and deliver, in exchange for each portion of such temporary Global Security, an equal aggregate principal amount of definitive Convertible Debt Securities of the same series of authorized denominations and of like tenor and terms as the portion of such temporary Global Security to be exchanged. Upon any exchange of a part of such temporary Global Security for definitive Convertible Debt Securities, the portion of the principal amount and any interest thereon so exchanged shall be endorsed by the Global Exchange Agent on a schedule to such temporary Global Security, whereupon the principal amount and interest payable with respect to such temporary Global Security shall be reduced for all purposes by the amount so exchanged and endorsed. The definitive Convertible Debt Securities to be delivered in exchange for any such temporary Global Security shall be in registered form or global registered form, or any combination thereof, as specified as contemplated by Section 301, and, if any combination thereof is so specified, as requested by the beneficial owner thereof.

                (iv) The interest of a beneficial owner of Convertible Debt Securities of a series in a temporary Global Security shall be exchanged for definitive Convertible Debt Securities of the same series and of like tenor and terms following the Global Exchange Date when the account holder instructs __________________ to request such exchange on such account holder's behalf. Unless otherwise specified in such temporary Global Security, any such exchange shall be made free of charge to the beneficial owners of such temporary Global Security, except that a Person receiving definitive Convertible Debt Securities must bear the cost of insurance, postage, transportation and the like in the event that such Person does not take delivery of such definitive Convertible Debt Securities in person at the offices of __________________.

                (v) Until exchanged in full as hereinabove provided, the temporary Convertible Debt Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Convertible Debt Securities of the same series and of like tenor and terms authenticated and delivered hereunder. Any interest so received by __________________ and not paid as herein provided prior to the Global Exchange Date shall be returned to the Global Exchange Agent which, upon expiration of 2 years after such Interest Payment Date, shall repay such interest to the Company in accordance with Section 1003.

        Section 305. Registration; Registration of Transfer and Exchange.

        The Company shall cause to be kept at one of the offices or agencies to be maintained by the Company in accordance with the provisions of this Section 305 and Section 1002, with respect to the Convertible Debt Securities of each series which are Registered Securities, a register (herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and of transfers of Registered Securities. Pursuant to Section 301, the Company shall appoint, with respect to Convertible Debt Securities of each series which are Registered Securities, a "Security Registrar" for the purpose of registering such Convertible Debt Securities and transfers and exchanges of such Convertible Debt Securities as herein provided.

        Upon surrender for registration of transfer of any Registered Security of any series at the office or agency of the Company maintained for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series of any authorized denomination or denominations, of like tenor and terms and aggregate principal amount.

        At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series of any authorized form and denomination, of like tenor and terms and aggregate principal amount, upon surrender of the Registered Securities to be exchanged at such office or agency.

        Whenever any Convertible Debt Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Convertible Debt Securities which the Holder making the exchange is entitled to receive.

        If at any time the Depositary for the Convertible Debt Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Convertible Debt Securities of such series or if at any time the Depositary for the Convertible Debt Securities of such series shall no longer be eligible under Section 303(h), the Company shall appoint a successor Depositary with respect to the Convertible Debt Securities of such series. If a successor Depositary for the Convertible Debt Securities of such series is not appointed by the

Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to Section 301(8) shall no longer be effective with respect to the Convertible Debt Securities of such series and the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Convertible Debt Securities of such series, will authenticate and deliver, Convertible Debt Securities of such series in definitive form in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

        The Company may at any time and in its sole discretion determine that the Convertible Debt Securities of any series issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Convertible Debt Securities of such series, will authenticate and deliver, Convertible Debt Securities of such series in definitive form and in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

        If specified by the Company pursuant to Section 301 with respect to a series of Convertible Debt Securities, the Depositary for such series of Convertible Debt Securities may surrender a Global Security for such series of Convertible Debt Securities in exchange in whole or in part for Convertible Debt Securities of such series of like tenor and terms and in definitive form on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without charge to any Holder,

               (a) to each Person specified by such Depositary a new Convertible Debt Security or Securities of the same series, of like tenor and terms and of any authorized denominations as requested by such person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and

               (b) to such Depositary a new Global Security of like tenor and terms and in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Convertible Debt Securities delivered to Holders thereof.

        In any exchange provided for in any of the preceding three paragraphs, the Company will execute and the Trustee will authenticate and deliver Convertible Debt Securities in definitive registered form in authorized denominations, if the Convertible Debt Securities of such series are issuable as Registered Securities.

        Upon the exchange of a Global Security for Convertible Debt Securities in definitive form, such Global Security shall be cancelled by the Trustee. Registered Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The

Trustee shall deliver such Registered Securities to the persons in whose names such Convertible Debt Securities are so registered.

        All Convertible Debt Securities issued upon any registration of transfer or exchange of Convertible Debt Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Convertible Debt Securities surrendered upon such registration of transfer or exchange.

        Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Security Registrar or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Security Registrar and the Trustee duly executed, by the Holder thereof or such Holder's attorney duly authorized in writing.

        No charge to any Holder shall be made for any registration of transfer or exchange of Convertible Debt Securities, but the Company may, at its option, require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer, registration of transfer or exchange of Convertible Debt Securities, other than exchanges expressly provided in this Indenture to be made at the Company's own expense or without expense or without charge to the Holders.

        The Company shall not be required (i) to issue, register the transfer of or exchange Convertible Debt Securities of any particular series to be redeemed for a period of 15 days preceding the first publication of the relevant notice of redemption or, if Registered Securities are outstanding and there is no publication, the mailing of the relevant notice of redemption of Convertible Debt Securities of such series selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Registered Security so selected for redemption in whole or in part, except the unredeemed portion of such Registered Security being redeemed in part.

        Section 306. Mutilated, Destroyed, Lost and Stolen Convertible Debt Securities.

        If (i) any mutilated Registered Security is surrendered to the Trustee, or (ii) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Convertible Debt Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company and the Trustee that such Convertible Debt Security has been acquired by a bona fide purchaser, the Company shall execute and upon its written request the Trustee shall authenticate and deliver, in exchange for any such mutilated Convertible Debt Security or in lieu of any such destroyed, lost or stolen Convertible Debt Security, a new Convertible Debt Security of like tenor and terms and principal amount, bearing a number not contemporaneously outstanding.

        In case any such mutilated, destroyed, lost or stolen Convertible Debt Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Convertible Debt Security, pay such Convertible Debt Security.

        Upon the issuance of any new Convertible Debt Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and printing expenses) connected therewith.

        Every new Convertible Debt Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Convertible Debt Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Convertible Debt Security shall be at any time enforceable by anyone, and any such new Convertible Debt Security shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Convertible Debt Securities of that series duly issued hereunder.

        The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Convertible Debt Securities.

        Section 307. Payment of Interest; Interest Rights Preserved.

        Interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Registered Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. At the option of the Company, payment of interest on any Registered Security may be made by check in the currency designated for such payment pursuant to the terms of such Registered Security mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account in such currency designated by such Person in writing not later than 10 days prior to the date of such payment.

               Any interest on any Registered Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder on the relevant Regular Record Date by virtue of his having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clauses (1) or (2) below:

               (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money and/or Government Obligations the payments of principal and interest on which when due (and without reinvestment) will provide money in such amounts as will (together with any money irrevocably deposited in trust with the Trustee, without investment) be equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money and/or Government Obligations when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date. Unless the Trustee is acting as the Security Registrar, promptly after such Special Record Date, the Company shall furnish the Trustee with a list, or shall make arrangements satisfactory to the Trustee with respect thereto, of the names and addresses of, and principal amounts of Registered Securities of such series held by, the Holders appearing on the Security Register at the close of business on such Special Record Date. In the name and at the expense of the Company, the Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Registered Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

               (2) The Company may make payment of any Defaulted Interest on the Registered Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Registered Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

        Subject to the foregoing provisions of this Section, each Convertible Debt Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Convertible Debt Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Convertible Debt Security.

        Section 308. Persons Deemed Owners.

        Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or of the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on such Registered Security and for all other purposes whatsoever, whether or not such Registered Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

        None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

        Section 309. Cancellation.

        Unless otherwise provided with respect to a series of Convertible Debt Securities, all Convertible Debt Securities surrendered for payment, redemption, repayment, transfer, exchange or credit against any sinking fund payment pursuant to this Indenture shall, if surrendered to the Company or any agent of the Company, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Convertible Debt Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Convertible Debt Securities so delivered shall be promptly cancelled by the Trustee. No Convertible Debt Securities shall be authenticated in lieu of or in exchange for any Convertible Debt Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Convertible Debt Securities held by the Trustee shall be destroyed and certification of their destruction delivered to the Company unless by a Company Order the Company shall direct that the cancelled Convertible Debt Securities be returned to it.

        Section 310. Computation of Interest.

        Except as otherwise specified as contemplated by Section 301 for Convertible Debt Securities of any series, interest on the Convertible Debt Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

                                  ARTICLE IV.

                           SATISFACTION AND DISCHARGE

        Section 401. Satisfaction and Discharge of Indenture.

               This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Convertible Debt Securities herein expressly provided for and rights to receive payments of principal and interest thereon and any right to receive additional amounts, as provided in Section 1006) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture when

               (1) either

                      (A) all Convertible Debt Securities theretofore authenticated and delivered (other than (i) Convertible Debt Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, and (ii) Convertible Debt Securities for whose payment money and/or Government Obligations have theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee cancelled or for cancellation; or

                      (B) all such Convertible Debt Securities not theretofore delivered to the Trustee for cancellation

                (i) have become due and payable, or

                (ii) will become due and payable at their Stated Maturity within one year, or

                (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (B)(i), (B)(ii) or (B)(iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose money and/or Government Obligations the payments of principal and interest on which when due (and without reinvestment) will provide money in such amounts as will (together with any money irrevocably deposited in trust with the Trustee, without investment) be sufficient to pay and discharge the entire indebtedness on such Convertible Debt Securities of such series for principal (and premium, if any) and interest, and any mandatory sinking fund, repayment or analogous payments thereon, on the scheduled due dates therefor to the date of such deposit (in the case of Convertible Debt Securities which have become due and payable) or to the Stated Maturity or Redemption Date, if any, and all Repayment Dates (in the case of Convertible Debt Securities repayable at the option of the Holders thereof); provided, however, that in the event a petition for relief under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law is filed with respect to the Company within 91 days after the deposit, the obligations of the Company under the Indenture with respect to the Convertible Debt Securities of such series shall not be deemed terminated or discharged, and in such event the Trustee shall be required to return the deposited money and Government Obligations then held by the Trustee to the Company;

               (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

               (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

        Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607 and, if money or Government Obligations shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

        Section 402. Application of Trust Money and Government Obligations.

               (a) Subject to the provisions of the last paragraph of Section 1003, all money and Government Obligations deposited with the Trustee pursuant to Section 401, 403 or 1701 shall be held in trust and such money and the principal and interest received on such Government Obligations shall be applied by it, in accordance with the provisions of the Convertible Debt Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the

Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money or Government Obligations have been deposited with the Trustee.

               (b) The Trustee shall deliver or pay to the Company from time to time upon Company Request any Government Obligations or money held by it as provided in Section 403 or 1701 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are then in excess of the amount thereof which then would have been required to be deposited for the purpose for which such Government Obligations or money were deposited or received.

               (c) The Trustee shall deliver to the Company from time to time upon Company Request any Government Obligations held by it as provided in
Section 403 or 1701, provided that the Company in substitution therefor simultaneously delivers to the Trustee, money or other Government Obligations which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, would then be sufficient to satisfy the Company's payment obligations in respect of the Convertible Debt Securities in the manner contemplated by
Section 403 or 1701.

        Section 403. Satisfaction, Discharge and Defeasance of Convertible Debt Securities of any Series.

        If this Section 403 is specified, as contemplated by Section 301, to be applicable to Convertible Debt Securities of any series, then, notwithstanding
Section 401, (i) the Company shall be deemed to have paid and discharged the entire indebtedness on all the Outstanding Convertible Debt Securities of any such series; (ii) the provisions of this Indenture as it relates to such Outstanding Convertible Debt Securities shall no longer be in effect (except as to (A) the rights of Holders of Convertible Debt Securities to receive, from the trust fund described in subparagraph (1) below, payment of (x) the principal of (and premium, if any) and any installment of principal of (and premium, if any) or interest on such Convertible Debt Securities on the Stated Maturity of such principal (and premium, if any) or installment of principal (and premium, if any) or interest or (y) any mandatory sinking fund, repayment or analogous payments applicable to the Convertible Debt Securities of that series on that day on which such payments are due and payable in accordance with the terms of this Indenture and of such Convertible Debt Securities, (B) the Company's obligations with respect to such Convertible Debt Securities under Sections 304, 305, 306, 1002, 1003 and 1006, and (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder, including those under Section 607 hereof); and (iii) the Trustee, at the expense of the Company, shall, upon Company Order, execute proper instruments acknowledging satisfaction and discharge of such indebtedness, when

               (1) either

                      (A) with respect to all Outstanding Convertible Debt Securities of such series, with reference to this Section 403, the Company has deposited or caused to be deposited with the Trustee irrevocably, as trust funds in trust, money and/or Government Obligations the payments of principal and interest on which when due (and without reinvestment) will provide money in such amounts as will (together with any money irrevocably deposited in trust with the Trustee, without investment) be sufficient to pay and discharge (i) the principal of (and premium, if any) and interest on the Outstanding Convertible Debt Securities of that series on the Stated Maturity of such principal or interest or, if such series may be redeemed by the Company prior to the Stated Maturity thereof and the Company shall have given irrevocable instructions to the Trustee to effect such redemption, at the date fixed for such redemption pursuant to Article XI, and (ii) any mandatory sinking fund payments or analogous payments applicable to Convertible Debt Securities of such series on the date on which such payments are due and payable in accordance with the terms of this Indenture and of such Convertible Debt Securities; or

                      (B) the Company has properly fulfilled such other means of satisfaction and discharge as is specified, as contemplated by Section 301, to be applicable to the Convertible Debt Securities of such series;

               (2) the Company has paid or caused to be paid all sums payable with respect to the Outstanding Convertible Debt Securities of such series;

               (3) such deposit will not result in a breach of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

               (4) no Event of Default or event which, with the giving of notice or lapse of time, or both, would become an Event of Default pursuant to Section 501(1), (2), (3), (6) or (7) with respect to the Convertible Debt Securities of such series shall have occurred and be continuing on the date of such deposit and no Event of Default under Section 501(6) or Section 501(7) or event which, with the giving of notice or lapse of time, or both, would become an Event of Default under Section 501(6) or Section 501(7) shall have occurred and be continuing on the 91st day after such date; provided, however, that should that condition fail to be satisfied on or before such 91st day, the Trustee shall promptly, upon satisfactory receipt of evidence of such failure, return such deposit to the Company;

               (5) if the Convertible Debt Securities of that series are then listed on any domestic securities exchange, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that such deposit, defeasance and discharge will not cause such Convertible Debt Securities to be delisted; and

               (6) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the entire indebtedness of all Outstanding Convertible Debt Securities have been complied with.

        Any deposits with the Trustee referred to in Section 403(1)(A) above shall be irrevocable and shall be made under the terms of an escrow or trust agreement in form and substance satisfactory to the Trustee. If any Outstanding Convertible Debt Securities of such series are to be redeemed prior to their Stated Maturity, whether pursuant to any optional redemption provisions or in accordance with any mandatory sinking fund requirement, the applicable escrow or trust agreement shall provide therefor and the Company shall make such arrangements as are satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company.

        Upon the satisfaction of the conditions set forth in this Section 403 with respect to all the Outstanding Convertible Debt Securities of any series, the terms and conditions of such series, including the terms and conditions with respect thereto set forth in this Indenture, shall no longer be binding upon, or applicable to, the Company; provided that the Company shall not be discharged from any payment obligations in respect of Convertible Debt Securities of such series which are deemed not to be Outstanding under clause (iii) of the definition thereof if such obligations continue to be valid obligations of the Company under applicable law.

        Notwithstanding the cessation, termination and discharge of all obligations, covenants and agreements (except as provided above in this Section
403) of the Company under this Indenture with respect to any series of Convertible Debt Securities, the obligations of the Company to the Trustee under
Section 607, and the obligations of the Trustee under Section 402 and the last paragraph of Section 1003, shall survive with respect to such series of Convertible Debt Securities.

                                   ARTICLE V.

                                    REMEDIES

        Section 501. Events of Default.

        "Event of Default", wherever used herein with respect to Convertible Debt Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law, pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (1) default in the payment of any interest upon any Convertible Debt Security of such series when it becomes due and payable, and continuance of such default for a period of 30 days; or

               (2) default in the payment of the principal of (or premium, if any, on) any Convertible Debt Security of such series at its Maturity; or

               (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Convertible Debt Security of such series; or

               (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically addressed or which has expressly been included in this Indenture solely for the benefit of Convertible Debt Securities of a series other than such series), and continuance of such default or breach for a period of 90 days after there has been given by registered or certified mail, to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding

Convertible Debt Securities of such series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, or

               (5) a default under any Indebtedness for money borrowed by the Company or any Subsidiary (including a default with respect to Convertible Debt Securities of any series other than that series) or under any Mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any Subsidiary (including this Indenture), whether such Indebtedness now exists or shall hereafter be created, which default shall have resulted in such Indebtedness in an outstanding principal amount in excess of $____________ becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such acceleration having been rescinded or annulled, or such Indebtedness having been discharged, within a period of 10 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default and requiring the Company to cause such acceleration to be rescinded or annulled or cause such Indebtedness to be discharged and stating that such notice is a "Notice of Default" hereunder; or

               (6) the entry by a court having jurisdiction in the premises of
(A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

               (7) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

               (8) any other Event of Default provided with respect to Convertible Debt Securities of such series specified as contemplated by Section 301.

        Section 502. Acceleration of Maturity; Rescission and Annulment.

        If an Event of Default with respect to Convertible Debt Securities of any series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of Outstanding Convertible Debt Securities of such series may declare the principal amount (or, if the Convertible Debt Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of and all accrued but unpaid interest on all the Convertible Debt Securities of such series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by such Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. Upon payment of such amount, all obligations of the Company in respect of the payment of principal of the Convertible Debt Securities of such series shall terminate.

        At any time after such a declaration of acceleration with respect to Convertible Debt Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Convertible Debt Securities of such series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

               (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                      (A) all overdue installments of interest on all Convertible Debt Securities of such series,

                      (B) the principal of (and premium, if any, on) any Convertible Debt Securities of such series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Convertible Debt Securities,

                      (C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest at the rate or rates prescribed therefor in such Convertible Debt Securities, and

                      (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expense, disbursements and advances of the Trustee, its agents and counsel; and

               (2) all Events of Default with respect to Convertible Debt Securities of such series, other than the non-payment of the principal of Convertible Debt Securities of such series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

               No such rescission shall affect any subsequent default or impair any right consequent thereon.

        Section 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

        The Company covenants that if:

               (1) default is made in the payment of any installment of interest on any Convertible Debt Security when such interest becomes due and payable and such default continues for a period of 30 days, or

               (2) default is made in the payment of the principal of (or premium, if any, on) any Convertible Debt Security at the Maturity thereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Convertible Debt Securities, the amount then due and payable on such Convertible Debt Securities for principal (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest upon the overdue principal (and premium, if any) and, upon overdue installments of interest, at the rate or rates prescribed therefor in such Convertible Debt Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

        If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Convertible Debt Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Convertible Debt Securities, wherever situated.

        If an Event of Default with respect to Convertible Debt Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Convertible Debt Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

        Section 504. Trustee May File Proofs of Claim.

        In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceedings, or any voluntary or involuntary case under the Federal bankruptcy laws as now or hereafter constituted, relative to the Company or any other obligor upon the Convertible Debt Securities of a particular series or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of such Convertible Debt Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceedings or otherwise,

               (1) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Convertible Debt Securities of such series and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

               (2) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any receiver, assignee, trustee, custodian, liquidator, sequestrator or other similar official in any such proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 607.

        Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Convertible Debt Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

        Section 505. Trustee May Enforce Claims without Possession of Convertible Debt Securities.

        All rights of action and claims under this Indenture or the Convertible Debt Securities may be prosecuted and enforced by the Trustee without the possession of any of the Convertible Debt Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name, as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Convertible Debt Securities in respect of which such judgment has been recovered.

        Section 506. Application of Money Collected.

        Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (and premium, if any) or interest, upon presentation of the Convertible Debt Securities, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

        FIRST: To the payment of all amounts due the Trustee under Section 607;

        SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Convertible Debt Securities, in respect of which or for the benefit of which such money has been collected ratably, without preference or priority of any kind, according to the amounts due and payable on such Convertible Debt Securities for principal (and premium, if any) and interest, respectively; and

        THIRD: The balance, if any, to the Person or Persons entitled thereto.

        Section 507. Limitation on Suits.

        No Holder of any Convertible Debt Securities of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

               (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Convertible Debt Securities of such series;

               (2) the Holders of not less than 25% in principal amount of the Outstanding Convertible Debt Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

               (3) such Holder or Holders shall have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

               (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

               (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Convertible Debt Securities of such series; it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

        Section 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

        Notwithstanding any other provision in this Indenture, the Holder of any Convertible Debt Security shall have the right which is absolute and unconditional to receive payment of the principal of (and premium, if any) and, subject to Section 307, interest on such Convertible Debt Security on the respective Stated Maturity or Maturities expressed in such Convertible Debt Security (or, in the case of redemption or repayment, on the Redemption Date or the Repayment Date, as the case may be) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

        Section 509. Restoration of Rights and Remedies.

        If the Trustee or any Holder has instituted any proceedings to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

        Section 510. Rights and Remedies Cumulative.

        Except as otherwise provided in Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

        Section 511. Delay or Omission Not Waiver.

        No delay or omission of the Trustee or of any Holder of any Convertible Debt Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

        Section 512. Control by Holders of Convertible Debt Securities.

        The Holders of a majority in principal amount of the Outstanding Convertible Debt Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Convertible Debt Securities of such series, provided, that

               (1) such direction shall not be in conflict with any rule of law or with this Indenture;

               (2) subject to the provisions of Section 601, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Responsible Officers of the Trustee, determine that the proceedings so directed would be unjustly prejudicial to the Holders of Convertible Debt Securities of such series not joining in any such direction; and

               (3) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

        Section 513. Waiver of Past Defaults.

        The Holders of not less than a majority in principal amount of the Outstanding Convertible Debt Securities of any series may on behalf of the Holders of all the Convertible Debt Securities of any such series waive any past default hereunder with respect to such series and its consequences, except a default

               (1) in the payment of the principal of (or premium, if any) or interest on any Convertible Debt Security of such series, or

               (2) in respect of a covenant or provision hereof which under
Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Convertible Debt Security of such series affected.

        Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

        Section 514. Undertaking for Costs.

        All parties to this Indenture agree, and each Holder of any Convertible Debt Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having a due regard to the merits and good faith of the claims or defenses made by such party litigant, but the provisions of this Section shall not apply to any suit instituted by the Company or the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 25% in principal amount of the Outstanding Convertible Debt Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Convertible Debt Security on or after the respective Stated Maturity or Maturities expressed in such Convertible Debt Security (or, in the case of redemption or repayment, on or after the Redemption Date or Repayment Date, as the case may be).

        Section 515. Waiver of Stay or Extension Laws.

        The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law whenever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE VI.

                                   THE TRUSTEE

        Section 601. Certain Duties and Responsibilities.

        Except during the continuance of an Event of Default, the Trustee's duties and responsibilities under this Indenture shall be governed by the Trust Indenture Act. In the event that an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture, and shall use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

        Section 602. Notice of Default.

        If a default occurs hereunder with respect to Convertible Debt Securities of any series the Trustee shall transmit by mail to all Holders of Convertible Debt Securities of such series notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 501(4) with respect to Convertible Debt Securities of such series no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Convertible Debt Securities of such series.

        Section 603. Certain Rights of Trustee.

        Except as otherwise provided in Section 601:

               (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any signature, resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

               (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

               (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

               (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Convertible Debt Securities of such series pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

               (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney, other than any such books or records containing information as to the affairs of the customers of the Company or any of its subsidiaries; provided that the Trustee may examine such books and records relating to customers to the extent that such books and records contain information as to any payments made to such customers in their capacity as Holders of Convertible Debt Securities; provided, further, that the Trustee shall treat all information regarding the Company which it receives pursuant to this Indenture and its duties hereunder as confidential and shall not disclose such information unless necessary in order to fulfill its duties under this Indenture or the Trust Indenture Act; and

               (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; no Global Exchange Agent, Depositary or Paying Agent shall be deemed an agent of the Trustee and the Trustee shall not be responsible for any act or omission by any of them.

        Section 604. Not Responsible for Recitals or Issuance of Convertible Debt Securities.

        The recitals contained herein and in the Convertible Debt Securities, except the Trustee's certificates of authentication, and the information in any registration statement, including all attachments thereto, except information provided by the Trustee therein, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Convertible Debt Securities of any series. The Trustee shall not be accountable for the use or application by the Company of any Convertible Debt Securities or the proceeds thereof.

        Section 605. May Hold Convertible Debt Securities.

        The Trustee, any Paying Agent, the Security Registrar or any other agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Convertible Debt Securities, and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such agent.

        Section 606. Money Held in Trust.

        Money held by the Trustee or any Paying Agent in trust hereunder need not be segregated from other funds except to the extent required by law. Neither the Trustee nor any Paying Agent shall be under any liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

        Section 607. Compensation and Reimbursement.

        The Company agrees

               (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder which shall have from time to time been separately agreed to by the Company and the Trustee in writing (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

               (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

               (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust or performance of its duties hereunder, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

        The Trustee shall promptly notify the Company of any claim for which it may seek indemnification pursuant to the provisions of this Indenture. The Company shall be entitled to participate in, and to the extent that it shall wish, to assume the defense of such claim, with counsel satisfactory to the Trustee (and the Trustee shall cooperate in the defense thereof), and after notice from the Company to the Trustee of the Company's election so to assume the defense thereof, the Company shall not be liable to the Trustee under this Indenture for any legal or other expenses subsequently incurred by the Trustee in connection with the defense thereof other than reasonable costs of investigation. The Company shall not be obligated under any settlement agreement relating to any claim under this Indenture to which it has not agreed in writing.

        As security for the performance of the obligations of the Company under this Section the Trustee shall have a claim prior to the Convertible Debt Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest on particular Convertible Debt Securities.

        Section 608. Disqualification; Conflicting Interests.

        If the Trustee has or shall acquire any conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by such Act, the Trustee shall not be deemed to have a conflicting interest with respect to Convertible Debt Securities of any series by virtue of being a trustee under this Indenture with respect to any particular series of Convertible Debt Securities.

        Section 609. Corporate Trustee Required; Eligibility.

        There shall at all times be a Trustee hereunder which shall be a corporation that is eligible pursuant to the Trust Indenture Act to act as such and organized and doing business under the laws of the United States, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $__________, and subject to supervision or examination by Federal or State authority; provided, however, that if Section 310(a) of the Trust Indenture Act or the rules and regulations of the Commission under the Trust Indenture Act at any time permit a corporation organized and doing business under the laws of any other jurisdiction to serve as trustee of an indenture qualified under the Trust Indenture Act, this Section 609 shall be automatically amended to permit a corporation organized and doing business under the laws of any such other jurisdiction to serve as Trustee hereunder. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

        Section 610. Resignation and Removal; Appointment of Successor.

               (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

               (b) The Trustee may resign at any time with respect to the Convertible Debt Securities of one or more series by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Convertible Debt Securities of such series.

               (c) The Trustee may be removed at any time with respect to the Convertible Debt Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Convertible Debt Securities of such series, delivered to the Trustee and to the Company.

               (d) If at any time:

                      (1) the Trustee shall fail to comply with Section 608 with respect to the Convertible Debt Securities of any series after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Convertible Debt Security of such series for at least 6 months, or

                      (2) the Trustee shall cease to be eligible under Section 609 with respect to any series of Convertible Debt Securities and shall fail to resign after written request therefor by the Company or by any such Holder, or

                      (3) the Trustee shall become incapable of acting with respect to any series of Convertible Debt Securities or a decree or order for relief by a court having jurisdiction in the premises shall have been entered in respect of the Trustee in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or similar law; or a decree or order by a court having jurisdiction in the premises shall have been entered for the appointment of a receiver, custodian, liquidator, assignee, trustee, sequestrator or other similar official of the Trustee or of its property or affairs, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation, winding up or liquidation, or

                      (4) the Trustee shall commence a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or similar law or shall consent to the appointment of or taking possession by a receiver, custodian, liquidator, assignee, trustee, sequestrator or other similar official of the Trustee or its property or affairs, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall take corporate action in furtherance of any such action, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to such series at any time or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Convertible Debt Security of any series for at least 6 months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee for the Convertible Debt Securities of such series and the appointment of a successor Trustee.

               (e) If the Trustee shall resign, be removed or become incapable of acting with respect to any series of Convertible Debt Securities, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Convertible Debt Securities or one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Convertible Debt Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Convertible Debt Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Convertible Debt Securities of any particular series) and shall comply with the applicable requirements of Section
611. If, within 1 year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Convertible Debt Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Convertible Debt Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Convertible Debt Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Convertible Debt Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Convertible Debt Security of such series for at least 6 months may, subject to Section 514, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Convertible Debt Securities of such series.

               (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Convertible Debt Securities of any series and each appointment of a successor Trustee with respect to the Convertible Debt Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Registered Securities, of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Convertible Debt Securities of such series and the address of its Corporate Trust Office.

        Section 611. Acceptance of Appointment by Successor.

               (a) In the case of an appointment hereunder of a successor Trustee with respect to all Convertible Debt Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

               (b) In the case of the appointment hereunder of a successor Trustee with respect to the Convertible Debt Securities of one or more (but not all) series, the Company, the retiring Trustee upon payment of its charges and each successor Trustee with respect to the Convertible Debt Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Convertible Debt Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Convertible Debt Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Convertible Debt Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Convertible Debt Securities of that or those series to which the appointment of such successor Trustee relates; but, on the request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Convertible Debt Securities of that or those series to which the appointment of such successor Trustee relates.

               (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

               (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

        Section 612. Merger, Conversion, Consolidation or Succession to
Business.

        Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall, with the written approval of the Company, be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the executing or filing of any paper or any further act on the part of any of the parties hereto. In case any Convertible Debt Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion, consolidation or sale to such authenticating Trustee may adopt such authentication and deliver the Convertible Debt Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Convertible Debt Securities. In case any Convertible Debt Securities shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Convertible Debt Securities, in either its own name or that of its predecessor Trustee, with the full force and effect which this Indenture provides for the certificate of authentication of the Trustee. If the Trustee's successor by merger, conversion, consolidation or sale shall not have received the written approval of the Company, such successor shall resign within 20 days after the merger, conversion, consolidation or sale and such vacancy in the office of the Trustee shall be filled in the manner specified in
Section 610.

        Section 613. Preferential Collection of Claims Against Company.

        If and when the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company (or any other obligor upon the Convertible Debt Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding collection of claims against the Company (or any such other obligor).

        Section 614. Authenticating Agent.

        The Trustee may upon Company request appoint one or more Authenticating Agents (including, without limitation, the Company or any Affiliate thereof) with respect to one or more series of Convertible Debt Securities which shall be authorized on behalf of the Trustee in authenticating Convertible Debt Securities of such series in connection with the issue, delivery, registration of transfer, exchange, partial redemption or repayment of such Convertible Debt Securities. Wherever reference is made in this Indenture to the authentication of Convertible

Debt Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Company and, in the case of Registered Securities, must be a corporation organized and doing business under the laws of the United States or of any State or the District of Columbia, having a combined capital surplus of at least $____________, authorized under such laws to do a trust business and subject to supervision or examination by Federal or State authorities.

        Any corporation succeeding to the corporate agency business of an authenticating agent shall continue to be an authenticating agent without the execution or filing of any paper or any further act on the part of the Trustee or such authenticating agent.

        An authenticating agent may at any time resign with respect to one or more series of Convertible Debt Securities by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any authenticating agent with respect to one or more series of Convertible Debt Securities by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an authenticating agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor authenticating agent. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an authenticating agent herein. No successor authenticating agent shall be appointed unless eligible under the provisions of this Section.

        The Trustee agrees to pay to each authenticating agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payment, subject to the provisions of Section 607.

        The provisions of Sections 104, 111, 306, 309, 603, 604 and 605 shall be applicable to any authenticating agent.

        Pursuant to each appointment made under this Section, the Convertible Debt Securities of each series covered by such appointment may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

        This is one of the Convertible Debt Securities, of the series designated herein, described in the within-mentioned Indenture.

_____________________________________________


By:__________________________________________
    As Authenticating Agent for the Trustee


By:__________________________________________
      Authorized Officer


                                  ARTICLE VII.

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

        Section 701. Company to Furnish Trustee Names and Addresses of Holders.

        The Company will furnish or cause to be furnished to the Trustee with respect to Convertible Debt Securities of each series for which it acts as
Trustee:

               (1) semi-annually, not later than May 15 and November 15 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Registered Securities as of the preceding May 1 or November 1, as the case may be, and

               (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that if and so long as the Trustee shall be the Security Registrar, no such list need be furnished.

        Section 702. Preservation of Information; Communications to Holders.

               (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Registered Securities contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders of Registered Securities received by the Trustee in its capacity as Paying Agent or Security Registrar, if so acting. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

               (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Convertible Debt Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

               (c) Every Holder of Convertible Debt Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee shall be held accountable by reason of any disclosure of information as to the names and addresses of the Holders made pursuant to the Trust Indenture Act.

        Section 703. Reports by Trustee.

               (a) Within 60 days after May 15 of each year commencing with the first May 15 after the first issuance of Convertible Debt Securities pursuant to this Indenture and at any other time required by the Trust Indenture Act, the Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture and such other matters as may be required pursuant to the Trust Indenture Act in the manner required by the Trust Indenture Act.

               (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Convertible Debt Securities of such series are listed, with the Commission and also with the Company. The Company will notify the Trustee when any series of Convertible Debt Securities are listed on any stock exchange.

        Section 704. Reports by Company.

        The Company shall file with the Trustee and the Commission, and transmit to Holders such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the time and in the manner pursuant to such Act; provided that such information, documents or reports required to be filed with the Commission pursuant to Section 13 or
Section 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

                                 ARTICLE VIII.

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

        Section 801. Company May Consolidate, etc. Only on Certain Terms.

        The Company shall not consolidate with or merge into any other corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company, or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

               (1) in case the Company shall consolidate with or merge into another corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any political subdivision thereof or any State thereof and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Convertible Debt Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed (including the obligations of the Company with respect to Conversion of the Convertible Debt Securities);

               (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing; and

               (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been met.

        Section 802. Successor Corporation Substituted.

        Upon any consolidation with or merger into any other corporation, or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor had been named as the Company herein, and thereafter, except in the case of a lease, the Company (which term for this purpose shall mean the Person named as the "Company" in the first paragraph of this instrument or any successor corporation which shall theretofore have become such in the manner presented in this Article) shall be relieved of all obligations and covenants under this Indenture and the Convertible Debt Securities.

        Section 803. Conveyance or Transfer to a Wholly-Owned Restricted Subsidiary.

        Notwithstanding the provisions of Sections 801 and 802, and without any requirement of complying with any of such provisions, the Company may convey or transfer its properties and assets substantially as an entirety to another corporation organized and existing under the laws of the United States of America or any State or the District of Columbia which is lawfully entitled to acquire the same; provided, however, that immediately after giving effect to such conveyance or transfer and to the receipt of the consideration therefor (i) such other corporation shall be a Wholly-owned Subsidiary, and (ii) prior to such conveyance or transfer there shall have been filed with the Trustee an Officers' Certificate to the effect that the requirements of the preceding clause (i) will be complied with in connection with such conveyance or transfer.

                                  ARTICLE IX.

                             SUPPLEMENTAL INDENTURES

        Section 901. Supplemental Indentures Without Consent of Holders.

        Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

               (1) to evidence the succession of another corporation to the Company, and the assumption by such successor of the covenants of the Company herein and in the Convertible Debt Securities contained; or

               (2) to add to the covenants of the Company, for the benefit of the Holders of all or any series of Convertible Debt Securities (and if such covenants are to be for the benefit of less than all series of Convertible Debt Securities, stating that such covenants are expressly being included solely for the benefit of such series) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee, or to surrender any right or power herein conferred upon the Company; or

               (3) to add any additional Events of Default (and if such Events of Default are to be applicable to less than all series of Convertible Debt Securities, stating that such Events of Default are expressly being included solely to be applicable to such series); or

               (4) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination (a) shall become effective only when there is no Convertible Debt Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provisions or (b) shall not apply to any Convertible Debt Security Outstanding; or

               (5) to establish the form or terms of Convertible Debt Securities of any series as permitted by Sections 201 and 301; or

               (6) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Convertible Debt Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

               (7) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with any provision of this Indenture, provided such other provisions shall not adversely affect the interests of the Holders of Convertible Debt Securities of any series in any material respect; or

               (8) to add to or change or eliminate any provision of this Indenture as shall be necessary or desirable in accordance with any amendments to the Trust Indenture Act, provided such action shall not adversely affect the interest of Holders of Convertible Debt Securities of any series in any material respect.

        Section 902. Supplemental Indentures with Consent of Holders.

        With the consent of the Holders of not less than a majority in principal amount of the Outstanding Convertible Debt Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights under this Indenture of the Holders of such Convertible Debt Securities of such series; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Convertible Debt Security affected thereby,

               (1) change the Stated Maturity of the principal or any installment of principal of, or any installment of interest on, any Convertible Debt Security, or reduce the principal amount thereof or the interest thereon or any premium payable upon redemption or repayment thereof, or change any obligation of the Company to pay additional amounts pursuant to Section 1006 (except as contemplated by Section 801(1) and permitted by Section 901(1)), or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment, or the coin or currency in which any Convertible Debt Security or the interest thereon is payable, or impair or otherwise limit a Holder's right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption or repayment, on or after the Redemption Date or Repayment Date, as the case may be), or

               (2) reduce the percentage in principal amount of the Outstanding Convertible Debt Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or reduce the requirements of Section 1604 for quorum or voting, or

               (3) modify any of the provisions of this Section, Section 513 or
Section 1012, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Convertible Debt Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 1010, or the deletion of this proviso, in accordance with the requirements of Section 611(b) and 901(7), or

               (4) adversely affect the right to repayment, if any, of Convertible Debt Securities of any series at the option of the Holders thereof.

        A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Convertible Debt Securities, or which modifies the rights of the Holders of Convertible Debt Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Convertible Debt Securities of any other series.

        It shall not be necessary for any Act of Holders of the Convertible Debt Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

        Section 903. Execution of Supplemental Indentures.

        In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

        Section 904. Effect of Supplemental Indentures.

        Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Convertible Debt Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

        Section 905. Conformity with Trust Indenture Act.

        Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

        Section 906. Reference in Convertible Debt Securities to Supplemental Indentures.

        Convertible Debt Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Convertible Debt Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Convertible Debt Securities of such series.

                                   ARTICLE X.

                                    COVENANTS

        Section 1001. Payment of Principal, Premium and Interest.

        The Company covenants and agrees for the benefit of each series of Convertible Debt Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on the Convertible Debt Securities in accordance with the terms of the Convertible Debt Securities and this Indenture.

        Section 1002. Maintenance of Office or Agency.

        The Company will maintain in each Place of Payment for any series of Convertible Debt Securities an office or agency where Convertible Debt Securities may be presented or surrendered for payment, where Convertible Debt Securities may be surrendered for registration of transfer or exchange, where Convertible Debt Securities may be presented for conversion, and where notices and demands to or upon the Company in respect of the Convertible Debt Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices or demands may be made or served at the ____________________________, and the Company hereby appoints the ______________ its agent to receive all presentations, surrenders, notices and demands.

        The Company may also from time to time designate one or more other offices or agencies (in or outside of such Place of Payment) where the Convertible Debt Securities of one or more series may be presented or surrendered for any or all such purposes, and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for any series of Convertible Debt Securities for such purposes. The Company will give prompt written notice to the Trustee of any such designation and any change in the location of any such other office or agency.

        Section 1003. Money for Convertible Debt Securities Payments to Be Held in Trust.

        If the Company shall at any time act as its own Paying Agent with respect to any series of Convertible Debt Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Convertible Debt Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

        Whenever the Company shall have one or more Paying Agents with respect to any series of Convertible Debt Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Convertible Debt Securities of such series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

        The Company will cause each Paying Agent with respect to any series of Convertible Debt Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will

               (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Convertible Debt Securities of such series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;



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

               (2) give the Trustee notice of any default by the Company (or any other obligor upon the Convertible Debt Securities of such series) in the making of any payment of principal of (and premium, if any) or interest on the Convertible Debt Securities of such series; and

               (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

        The Company may at any time, for the purpose of terminating its obligations under this Indenture with respect to Convertible Debt Securities of any series or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

        Any principal and interest received on the Government Obligations deposited with the Trustee or any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Convertible Debt Security of any series shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Convertible Debt Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money (including the principal and interest received on Government Obligations deposited with the Trustee), and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in one Authorized Newspaper of general circulation in each of The City of New York, and The City of Los Angeles, respectively, and each Place of Payment or mailed to each such Holder, or both, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company.

        Section 1004. Corporate Existence.

        Subject to Article VIII, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises, provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

        Section 1005. Maintenance of Properties.

        The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

        If the Convertible Debt Securities of a series provide for the payment of additional amounts, at least 10 days prior to the first Interest Payment Date with respect to that series of Convertible Debt Securities (or if the Convertible Debt Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal (and premium, if any) is made), and at least 10 days prior to each date of payment of principal (and premium, if any) or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company will furnish the Trustee and the Company's principal Paying Agent or Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of (and premium, if any) or interest on the Convertible Debt Securities of that series shall be made to Holders of Convertible Debt Securities of that series without withholding for or on account of any tax, assessment or other governmental charge described in the Convertible Debt Securities of that series. If any such withholding shall be required, then such Officers' Certificate shall specify the amount, if any, required to be withheld on such payments to such Holders of Convertible Debt Securities and the Company will pay to the Trustee or such Paying Agent the additional amounts, if any, required by the terms of such Convertible Debt Securities and the first paragraph of this Section. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section.

        Section 1006. Officer's Certificate as to Default.

        The Company will furnish to the Trustee not more than 120 days after the end of the Company's fiscal year in each year (beginning with 1999) a brief certificate from the principal executive, financial or accounting officer or treasurer or controller of the Company as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture (such compliance to be determined without regard to any period of grace or requirement of notice provided under this Indenture), and, if he or she has knowledge of any default, specifying each such default of which the signer has knowledge and the nature thereof.

        Section 1007. Waiver of Certain Covenants.

        The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 1004, and 1005 inclusive with respect to the Convertible Debt Securities of any series if, before the time for such compliance the Holders of at least a majority in principal amount of the Convertible Debt Securities at the time Outstanding shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with



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

such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

                                  ARTICLE XI.

                    REDEMPTION OF CONVERTIBLE DEBT SECURITIES

        Section 1101. Applicability of Article.

        Convertible Debt Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Convertible Debt Securities of any series) in accordance with this Article.

        Section 1102. Election to Redeem; Notice to Trustee.

        The election of the Company to redeem any Convertible Debt Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all of the Convertible Debt Securities of any series, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount and the tenor and terms of the Convertible Debt Securities of any series to be redeemed. In the case of any redemption of Convertible Debt Securities prior to the expiration of any restriction on such redemption provided in the terms of such Convertible Debt Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

        Section 1103. Selection by Trustee of Convertible Debt Securities to be Redeemed.

        Except as otherwise specified as contemplated by Section 301 for Convertible Debt Securities of any series, if less than all the Convertible Debt Securities of any series with like tenor and terms are to be redeemed, the particular Convertible Debt Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Convertible Debt Securities of such series with like tenor and terms not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Convertible Debt Securities of such series or any integral multiple thereof which is also an authorized denomination) of the principal amount of Registered Securities (if issued in more than one authorized denomination) of such series of a denomination larger than the minimum authorized denomination for Convertible Debt Securities of such series.

        The Trustee shall promptly notify the Company in writing of the Convertible Debt Securities selected for redemption and, in the case of any Convertible Debt Securities selected for partial redemption, the principal amount thereof to be redeemed.

        For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Convertible Debt Securities shall relate, in the case of any Convertible Debt Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Convertible Debt Security which has been or is to be redeemed.

        Section 1104. Notice of Redemption.

        Notice of redemption shall be given in the manner provided in Section 106 not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Convertible Debt Securities to be redeemed.

        All notices of redemption shall state:

               (1) the Redemption Date,

               (2) the Redemption Price,

               (3) if less than all Outstanding Convertible Debt Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Convertible Debt Securities to be redeemed,

               (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Convertible Debt Security to be redeemed, and that interest thereon shall cease to accrue on and after said date,

               (5) the Place or Places of Payment where such Convertible Debt Securities are to be surrendered for payment of the Redemption Price

               (6) that the redemption is for a sinking fund, if such is the case, and

               (7) the CUSIP number, if any.

        A notice of redemption published as contemplated by Section 106 need not identify particular Registered Securities to be redeemed.

        Notice of redemption of Convertible Debt Securities to be redeemed at the election of the Company shall be given by the Company, or, at the Company's request, by the Trustee in the name and at the expense of the Company.

        Section 1105. Deposit of Redemption Price.

        On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, aggregate and hold in trust as provided in Section 1003) an amount of money and/or Government Obligations the payments of principal and interest on which when due (and without reinvestment) will provide money on or prior to the Redemption Date in such amounts as will (together with any money irrevocably deposited in trust with the Trustee, without investment) be sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Convertible Debt Securities or portions thereof which are to be redeemed on that date.

        Section 1106. Convertible Debt Securities Payable on Redemption Date.

        Notice of redemption having been given as aforesaid, the Convertible Debt Securities to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Convertible Debt Securities shall cease to bear interest. Upon surrender of any such Convertible Debt Security for redemption in accordance with said notice, such Convertible Debt Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Convertible Debt Securities, or one or more Predecessor Securities, registered as such on the relevant Record Dates according to their terms and the provisions of Section 307.

        If any Convertible Debt Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Convertible Debt Security.

        Section 1107. Convertible Debt Securities Redeemed in Part.

        Any Registered Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company, the Security Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Security Registrar and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Convertible Debt Security without service charge, a new Registered Security or Registered Securities of the same series and of like tenor and terms, of any authorized denominations as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Convertible Debt Security so surrendered.

                                  ARTICLE XII.

                    CONVERSION OF CONVERTIBLE DEBT SECURITIES

        Section 1201. Conversion Privilege.

        A holder of Convertible Debt Securities may convert the principal amount thereof (or any portion thereof that is an integral multiple of $1,000) into fully paid and nonassessable shares of Common Stock of the Company at any time after 90 days following the date of original issuance thereof and prior to the close of business on the date of the Convertible Debt Securities' Maturity at the Conversion Price then in effect, except that, with respect to any Convertible Debt Securities called for redemption such conversion right shall terminate at the close of business on the third Business Day immediately preceding the Redemption Date (unless the Company shall default in making the redemption payment when it becomes due, in which case the conversion right shall terminate on the date such default is cured). The number of shares of Common Stock issuable upon conversion of Convertible Debt Securities is determined by dividing the principal amount of the Convertible Debt Securities converted, by the conversion price in effect on the Conversion Date (the "Conversion Price").

        The initial Conversion Price is stated in the Convertible Debt Securities and is subject to adjustment as provided in this Article XII.

        Provisions of this Indenture that apply to conversion of all of the Convertible Debt Securities of any series also apply to conversion of a portion of it. A holder of Convertible Debt Securities is not entitled to any rights of a holder of Common Stock (other than as provided pursuant to the Company's shareholders rights plan, if any) until such holder of Convertible Debt Securities has converted such Convertible Debt Securities into Common Stock, and only to the extent that such Convertible Debt Securities are deemed to have been converted into Common Stock under this Article XII.

        Section 1202. Conversion Procedure.

        To convert Convertible Debt Securities, a Holder must satisfy the requirements in the Convertible Debt Securities. The date on which the Holder satisfies all of those requirements is the conversion date (the "Conversion Date"). As soon as practicable after the Conversion Date, the Company shall deliver to the Holder through the Conversion Agent a certificate for the number of whole shares of Common Stock issuable upon the conversion and a check for any fractional share determined pursuant to Section 1203. The person in whose name the certificate is registered shall become the shareholder of record on the Conversion Date and, as of such date, such person's rights as a Holder of Convertible Debt Securities shall cease; provided, however, that no surrender of Convertible Debt Securities on any date when the stock transfer books of the Company shall be closed, shall be effective to constitute the person entitled to receive the shares of Common Stock upon such conversion as the shareholder of record of such shares of Common Stock on such date, but such surrender shall be effective to constitute the person entitled to receive such shares of Common Stock as the shareholder of record thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open; provided further, however, that such conversion shall be at the Conversion Price in effect on the date that such Convertible Debt Securities shall have been surrendered for conversion, as if the stock transfer books of the Company had not been closed.

        No payment or adjustment will be made for accrued and unpaid interest on converted Convertible Debt Securities or for dividends or distributions on shares of Common Stock issued upon conversion of Convertible Debt Securities, but if any Holder surrenders Convertible Debt Securities for conversion after the close of business on the record date for the payment of an installment of interest and prior to the opening of business on the next interest payment date, then, notwithstanding such conversion, the interest payable on such interest payment date shall be paid to the holder of such Convertible Debt Securities on such record date. In such event, any such Convertible Debt Securities not called for redemption, when surrendered for conversion, must be accompanied by payment in funds acceptable to the Company of an amount equal to the interest payable on such interest payment date on the portion so converted.

        The number of whole shares of Common Stock issuable upon the conversion shall be based on the total principal amount of Convertible Debt Securities converted.

        Upon surrender of Convertible Debt Securities that are converted in part, the Trustee shall authenticate for the holder new Convertible Debt Securities equal in principal amount to the unconverted portion of the Convertible Debt Securities surrendered.

        Section 1203. Fractional Shares.

        The Company will not issue fractional shares of Common Stock upon conversion of Convertible Debt Securities. In lieu thereof, the Company will pay an amount in cash based upon the Daily Market Price of the Common Stock on the trading day prior to the date of conversion.

        Section 1204. Taxes on Conversion.

        The issuance of certificates for shares of Common Stock upon the conversion of any Convertible Debt Securities shall be made without charge to the converting Holder for such certificates or for any tax in respect of the issuance of such certificates, and such certificates shall be issued in the respective names of, or in such names as may be directed by, the Holder or Holders of the converted Convertible Debt Securities; provided, however, that in the event that certificates for shares of Common Stock are to be issued in a name other than the name of the Holder of the Convertible Debt Securities converted, such Convertible Debt Securities, when surrendered for conversion, shall be accompanied by an instrument of transfer, in form satisfactory to the Company, duly executed by the registered Holder thereof or his duly authorized attorney; and provided further, however, that the Company and Conversion Agent shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the holder of the converted Convertible Debt Securities, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or is not applicable.

        Section 1205. Company to Provide Stock.

        The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, solely for the purpose of issuance upon conversion of Convertible Debt Securities as herein provided, a sufficient number of shares of Common Stock to permit the conversion of all outstanding Convertible Debt Securities for shares of Common Stock.

        All shares of Common Stock which may be issued upon conversion of the Convertible Debt Securities shall be duly authorized, validly issued, fully paid and nonassessable when so issued.



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

        Section 1206. Adjustment of Conversion Price.

        The Conversion Price shall be subject to adjustment from time to time as follows:

               (a) In case the Company shall (1) pay a dividend in shares of Common Stock to holders of Common Stock (2) make a distribution in shares of Common Stock to holders of Common Stock, (3) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock or (4) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, the Conversion Price in effect immediately prior to such action shall be adjusted so that the holder of any Convertible Debt Securities thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock which he would have owned immediately following such action had such Convertible Debt Securities been converted immediately prior thereto. Any adjustment made pursuant to this subsection (a) shall become effective immediately after the record date in the case of a dividend, or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

               (b) In case the Company shall issue rights or warrants to substantially all holders of Common Stock entitling them (for a period commencing no earlier than the record date for the determination of holders of Common Stock entitled to receive such rights or warrants and expiring not more than 45 days after such record date) to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price per share less than the current market price (as determined pursuant to subsection (f) below) of the Common Stock on such record date, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to such record date by a fraction of which the number at or shall be the number of shares of Common Stock outstanding on such record date, plus the number of shares of Common Stock which the aggregate offering price of the offered shares of Common Stock (or the aggregate conversion price of the convertible securities so offered) would purchase at such current market price, and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock offered (or into which the convertible securities so offered are convertible). Such adjustments shall become effective immediately after such record date.

               (c) In case the Company shall distribute to all holders of Common Stock shares of any class of Capital Stock of the Company (other than Common Stock), evidences of indebtedness or other assets (including securities, but excluding those rights, warrants, dividends and distributions referred to in the preceding clauses (a) and (b) and dividends and distributions in connection with the liquidation, dissolution or winding up of the Company or paid exclusively in cash out of current or retained earnings), or shall distribute to substantially all holders of Common Stock rights or warrants to subscribe for securities (other than those securities referred to in subsection (b) above), then in each such case the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of such distribution by a fraction of which the numerator shall be the current market price (determined as provided in subsection (f) below) of the Common Stock on the record date mentioned below less than then fair market value (as described by the Board of Directors whose determination shall be conclusive evidence of such fair market value and described in a Board Resolution) of the portion of the assets so distributed or of such subscription rights or warrants applicable to one share of Common Stock, and of which the denominator shall be such current market price of the Common Stock. Such adjustment shall become effective immediately after the record date for the determination of the holders of Common Stock entitled to receive such distribution. Notwithstanding the foregoing, in the event that the Company shall distribute rights or warrants subscribe for additional shares of the Company's Capital Stock (other than the Common Stock referred to in subsection (b) above) ("Rights") pro rata to holders of Common Stock, the Company may, in lieu of making any adjustment pursuant to this Section 1206, make proper provision so that each holder of Convertible Debt Securities who converts such Convertible Debt Securities (or any portion thereof) after the record date for such distribution and prior to the expiration or redemption of the Rights shall be entitled to receive upon such conversion, in addition to the shares of Common Stock issuable upon such conversion (the "Conversion Shares"), a number of Rights to be determined as follows: (i) if such conversion occurs on or prior to the date for the distribution to the holders of Rights of separate certificates evidencing such Rights (the "Distribution Date"), the same number of Rights to which a holder of a number of shares of Common Stock equal to the number of Conversion Shares is entitled at the time of such conversion in accordance with the terms and provisions of and applicable to the Rights; and (ii) if such conversion occurs after the Distribution Date, the same number of Rights to which a holder of the number of shares of Common Stock into which the principal amount of the Convertible Debt Securities so converted was convertible immediately prior to the Distribution Date would have been entitled on the Distribution Date in accordance with the terms and provisions of and applicable to the Rights.

               (d) In case the Company shall, by dividend or otherwise, at any time distribute to all holders of its Common Stock cash (including any distributions of cash out of current or retained earnings of the Company but excluding any cash that is distributed as part of a distribution requiring a Conversion Price adjustment pursuant to paragraph (c) of this Section) in an aggregate amount that, together with the sum of (x) the aggregate amount of any other distributions to all holders of its Common Stock made in cash plus (y) all Excess Payments, in each case made within the 12 months preceding the date fixed for determining the shareholders entitled to such distribution (the "Distribution Record Date") and in respect of which no Conversion Price adjustment pursuant to paragraphs (c) or (e) of this Section or this paragraph
(d) has been made, exceeds 15% of the product of the current market price per share (determined as provided in paragraph (f) of this Section) of the Common Stock on the Distribution Record Date times the number of shares of Common Stock outstanding on the Distribution Record Date (excluding shares held in the treasury of the Company), the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying such Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this paragraph (d) by a fraction of which the numerator shall be the current market price per share (determined as provided in paragraph (f) of this Section) of the Common Stock on the Distribution Record Date less than the amount of such cash and other consideration (including any Excess Payments) so distributed applicable to one share (based on the pro rata portion of the aggregate amount of such cash and other consideration (including any Excess Payments), divided by the shares of Common Stock outstanding on the Distribution Record Date) of Common Stock and the denominator shall be such current market price per share (determined as provided in paragraph (f) of this Section) of the Common Stock on the Distribution Record Date, such reduction to become effective immediately prior to the opening of business on the day following the Distribution Record Date.

               (e) In case a tender offer or other negotiated transaction made by the Company or any Subsidiary of the Company for all or any portion of the Common Stock shall be consummated, if an Excess Payment is made in respect of such tender offer or other negotiated transaction and the amount of such Excess Payment, together with the sum of (x) the aggregate amount of all Excess Payments plus (y) the aggregate amount of all distributions to all holders of the Common Stock made in cash (specifically including distributions of cash out of retained earnings), in each case made within the 12 months preceding the date of payment of such current negotiated transaction consideration or expiration of such current tender offer, as the case may be (the "Purchase Date"), and as to which no adjustment pursuant to paragraph (c) or paragraph (d) of this Section or this paragraph (e) has been made, exceeds 15% of the product of the current market price per share (determined as provided in paragraph (f) of this Section) of the Common Stock on the Purchase Date times the number of shares of Common Stock outstanding (including any tendered shares but excluding any shares held in the treasury of the Company) on the Purchase Date, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying such Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this paragraph (e) by a fraction of which the numerator shall be the current market price per share (determined as provided in paragraph (f) of this Section) of the Common Stock on the Purchase Date less the amount of such Excess Payments and such cash distributions, if any, applicable to one share (based on the pro rata portion of the aggregate amount of such Excess Payments and such cash distributions, divided by the shares of Common Stock outstanding on the Purchase Date) of Common Stock and the denominator shall be such current market price per share (determined as provided in paragraph (f) of this Section) of the common Stock on the Purchase Date, such reduction to become effective immediately prior to the opening of business on the date following the Purchase Date.

               (f) The current market price per share of Common Stock on any date shall be deemed to be the average of the Daily Market Prices for the shorter of (i) 30 consecutive Business Days ending on the last full trading day on the exchange or market referred to in determining such Daily Market Prices prior to the time of determination or (ii) the period commencing on the date next succeeding the first public announcement of the issuance of such rights or such warrants or such other distribution or such negotiated transaction through such last full trading day on the exchange or market referred to in determining such Daily Market Prices prior to the time of determination.

               (g) In any case in which this Section 1206 shall require that an adjustment be made immediately following a record date for an event, the Company may elect to defer, until such event, issuing to the holder of any Convertible Debt Securities converted after such record date the shares of Common Stock and other Capital Stock of the Company issuable upon such conversion over and above the shares of Common Stock and other Capital Stock of the Company issuable upon such conversion only on the basis of the Conversion Price prior to adjustment; and, in lieu of the shares the issuance of which is so deferred, the Company shall issue or cause its transfer agents to issue due bills or other appropriate evidence of the right to receive such shares.



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

        Section 1207. No Adjustment.

        No adjustment in the Conversion Price shall be required until cumulative adjustments amount to 1% or more of the Conversion Price as last adjusted; provided, however, that any adjustments which by reason of this Section 1207 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article XII shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. No adjustment need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest. No adjustment need be made for a change in the par value or no par value of the Common Stock.

        Section 1208. Other Adjustments.

               (a) In the event that, as a result of an adjustment made pursuant to Section 1206 above, the holder of any Convertible Debt Securities thereafter surrendered for conversion shall become entitled to receive any shares of Capital Stock of the Company other than shares of its Common Stock, thereafter the Conversion Price of such other shares so receivable upon conversion of any Convertible Debt Securities shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in this Article XII.

               (b) In the event that shares of Common Stock are not delivered after the expiration of any of the rights or warrants referred to in Section 1206(b) and Section 1206(c) hereof, the Conversion Price shall be readjusted to the Conversion Price which would otherwise be in effect had the adjustment made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered.

        Section 1209. Adjustments for Tax Purposes.

        The Company may, at its option, make such reductions in the Conversion Price, in addition to those required by Section 1206 above, as it determines to be advisable in order that any stock dividend, subdivision of shares, distribution of rights to purchase stock or securities or distribution of securities convertible into or exchangeable for stock made by the Company to its shareholders will not be taxable to the recipients thereof.

        Section 1210. Adjustments by the Company.

        The Company from time to time may, to the extent permitted by law, reduce the Conversion Price by any amount for any period of at least 20 days, in which case the Company shall give at least 15 days' notice of such reduction in accordance with Section 1211, if the Board of Directors has made a determination that such reduction would be in the best interests of the Company, which determination shall be conclusive.

        Section 1211. Notice of Adjustment.

        Whenever the Conversion Price is adjusted, the Company shall promptly mail to Holders at the addresses appearing on the Registrar's books and the Conversion Agent a notice of the adjustment and file with the Trustee an Officers Certificate briefly stating the facts requiring the adjustment and the manner of computing it. The certificate shall be conclusive evidence of the correctness of such adjustment.

        Section 1212. Notice of Certain Transactions.

        In the event that:

               (1) the Company takes any action which would require an adjustment in the Conversion Price;

               (2) the Company takes any action that would require a supplemental indenture pursuant to Section 1213 below; or

               (3) there is a dissolution or liquidation of the Company;

a holder of Convertible Debt Securities may wish to convert such Convertible Debt Securities into shares of Common Stock prior to the record date for or the effective date of the transaction so that he may receive the rights, warrants, securities or assets which a holder of shares of Common Stock on that date may receive. Therefore, the Company shall mail to Holders at the addresses appearing on the Registrar's books and the Conversion Agent and the Trustee a notice stating the proposed record or effective date, as the case may be. The Company shall mail the notice at least 15 days before such date; however, failure to mail such notice or any defect therein shall not affect the validity of any transaction referred to in clause (1), (2) or (3) of this Section 1212.

        Section 1213. Effect of Reclassifications, Consolidations, Mergers or Sales on Conversion Privilege.

        If any of the following shall occur, namely: (i) any reclassification or change of outstanding shares of Common Stock issuable upon conversion of Convertible Debt Securities (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation or merger to which the Company is a party other than a merger in which the Company is the continuing corporation and which does not result in any reclassification of, or change (other than a change in name, or par value, or from par value to no par value, or from no par value to par value as a result of a subdivision or combination) in, outstanding shares of Common Stock or (iii) any sale or conveyance of all or substantially all of the property or business of the Company as an entirety, then the Company, or such successor or purchasing corporation, as the case may be, shall, as a condition precedent to such reclassification, change, consolidation, merger, sale or conveyance, execute and deliver to the Trustee a supplemental indenture in form satisfactory to the Trustee providing that the holder of Convertible Debt Securities of any series then outstanding shall have the right to convert such Convertible Debt Securities into the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock deliverable upon conversion of such Convertible Debt Securities immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Such supplemental indenture shall provide for adjustments of the Conversion Price which shall be as nearly equivalent as may be practicable to the adjustments of the Conversion Price provided for in this



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

Article XII. The foregoing, however, shall not in any way affect the right a Holder of Convertible Debt Securities may otherwise have, pursuant to clause
(ii) of the last sentence of subsection (c) of Section 1206, to receive Rights upon conversion of a Convertible Debt Securities. If, in the case of any such consolidation, merger, sale or conveyance, the stock or other securities and property (including cash) receivable thereupon by a holder of Common Stock includes shares of stock or other securities and property of a corporation other than the successor or purchasing corporation, as the case may be, in such consolidation, merger, sale or conveyance, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the holders of the Convertible Debt Securities as the Board of Directors of the Company shall reasonably consider necessary by reason of the foregoing. The provision of this Section 1213 shall similarly apply to successive consolidations, mergers, sales or conveyances.

        In the event the Company shall execute a supplemental indenture pursuant to this Section 1213, the Company shall promptly file with the Trustee an Officers' Certificate briefly stating the reasons therefor, the kind or amount of shares of stock or securities or property (including cash) receivable by holders of the Convertible Debt Securities upon the conversion of their Convertible Debt Securities after any such reclassification, change, consolidation, merger, sale or conveyance and any adjustment to be made with respect thereto.

        Section 1214. Trustee's Disclaimer.

        The Trustee has no duty to determine when an adjustment under this
Article XII should be made, how it should be made or what such adjustment should be, but may accept as conclusive evidence of the correctness of any such adjustment, and shall be protected in relying upon the Officers' Certificate with respect thereto which the Company is obligated to file with the Trustee pursuant to Section 1211. The Trustee makes no representation as to the validity or value of any securities or assets issued upon conversion of Convertible Debt Securities, and the Trustee shall not be responsible for the Company's failure to comply with any provisions of this Article XII.

        The Trustee shall not be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture executed pursuant to Section 1213, but may accept as conclusive evidence of the correctness thereof, and shall be protected in relying upon, the Officers' Certificate with respect thereto which the Company is obligated to file with the Trustee pursuant to Section 1213.

                                 ARTICLE XIII.

                  SUBORDINATION OF CONVERTIBLE DEBT SECURITIES

        Section 1301. Agreement to Subordinate.

        The Company, for itself and its successors, and each Holder, by his acceptance of Convertible Debt Securities, agree that the payment of the principal of or interest on or any other amounts due on the Convertible Debt Securities is subordinated in right of payment, to the extent



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

and in the manner stated in this Article XIII, to the prior payment in full of all existing and future Senior Debt.

        Section 1302. No Payment on Convertible Debt Securities if Senior Debt in Default.

        Anything in this Indenture to the contrary notwithstanding, no payment on account of principal of or redemption of, interest on or other amounts due on the Convertible Debt Securities, and no redemption, purchase, or other acquisition of the Convertible Debt Securities, shall be made by or on behalf of the Company (i) unless full payment of amounts then due for principal and interest and of all other amounts then due on all Senior Debt has been made or duly provided for pursuant to the terms of the instrument governing such Senior Debt, (ii) if, at the time of such payment, redemption, purchase or other acquisition, or immediately after giving effect thereto, there shall exist under any Senior Debt, or any agreement pursuant to which any Senior Debt is issued, any default, which default shall not have been cured or waived and which default shall have resulted in the full amount of such Senior Debt being declared due and payable or (iii) if, at the time of such payment, redemption, purchase or other acquisition, the Trustee shall have received written notice from the Representative of the holders of Designated Senior Debt (a "Payment Blockage Notice") that there exists under such Designated Senior Debt, or any agreement pursuant to which such Designated Senior Debt is issued, any default, which default shall not have been cured or waived, permitting the holders thereof to declare any amounts of such Designated Senior Debt due and payable, but only for the period (the "Payment Blockage Period") commencing on the date of receipt of the Payment Blockage Notice and ending (unless earlier terminated by notice given to the Trustee by the Representative of the holders of such Designated Senior Debt) on the earlier of (a) the date on which such event of default shall have been cured or waived or (b) 179 days from the receipt of the Payment Blockage Notice (unless the event of default relates to the failure to pay when due, the principal, premium, if any or interest on such Designated Senior Debt). Notwithstanding the provisions described in the immediately preceding sentence (other than in clauses (i) and (ii)), unless the holders of such Designated Senior Debt or the Representative of such holders shall have accelerated the maturity of such Designated Senior Debt (unless the event of default relates to the failure to pay when due, the principal, premium, if any or interest on such Designated Senior Debt), the Company may resume payments on the Convertible Debt Securities after the end of such Payment Blockage Period. Not more than one Payment Blockage Notice may be given in any consecutive 360-day period, irrespective of the number of defaults with respect to Senior Debt during such period.

        In the event that, notwithstanding the provisions of this Section 1302, payments are made by or on behalf of the Company in contravention of the provisions of this Section 1302, such payments shall be held by the Trustee, any Paying Agent or the holders, as applicable, in trust for the benefit of, and shall be paid over to and delivered to, the Representative of the holders of Senior Debt or the trustee under the indenture or other agreement (if any), pursuant to which any instruments evidencing any Senior Debt may have been issued for application to the payment of all Senior Debt ratably according to the aggregate amounts remaining unpaid to the extent necessary to pay all Senior Debt in full in accordance with the terms of such Senior Debt, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt.

        The Company shall give prompt written notice to the Trustee and any Paying Agent of any default or event of default under any Senior Debt or under any agreement pursuant to which any Senior Debt may have been issued.

        Section 1303. Distribution on Acceleration of Convertible Debt Securities; Dissolution and Reorganization; Subrogation.

               (a) If the Convertible Debt Securities are declared due and payable because of the occurrence of an Event of Default, the Company shall give prompt written notice to the holders of all Senior Debt or to the trustee(s) for such Senior Debt of such acceleration. The Company may not pay the principal of or interest on or any other amounts due on the Convertible Debt Securities until 5 days after such holders or trustee(s) of Senior Debt receive such notice and, thereafter, the Company may pay the principal of or interest on or any other amounts due on the Convertible Debt Securities only if the provisions of this
Article XIII permit such payment.

               (b) Upon (i) any acceleration of the principal amount due on the Convertible Debt Securities because of an Event of Default or (ii) any distribution of assets of the Company upon any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or any other dissolution, winding up, liquidation or reorganization of the Company):

                      (1) the holders of all Senior Debt shall first be entitled to receive payment in full of the principal thereof, the interest thereon and any other amounts due thereon before the holders are entitled to receive payment on account of the principal of or interest on or any other amounts due on the Convertible Debt Securities;

                      (2) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than securities of the Company as reorganized or readjusted or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Article with respect to the Convertible Debt Securities, to the payment in full without diminution or modification by such plan of all Senior Debt), to which the holders or the Trustee would be entitled except for the provisions of this Article, shall be paid by the liquidating trustee or agent or other person making such a payment or distribution, directly to the holders of Senior Debt (or their representatives(s) or trustee(s) acting on their behalf), ratably according to the aggregate amounts remaining unpaid on account of the principal of or interest on and other amounts due on the Senior Debt held or represented by each, to the extent necessary to make payment in full of all Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Debt; and

                      (3) in the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than securities of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Article with respect to the Convertible Debt Securities, to the payment in full without diminution or modification by such plan of Senior Debt), shall be received by the Trustee or the holders before all Senior Debt is paid in full, such payment or distribution shall be held in trust for the benefit of, and be paid over to upon request by a holder of the Senior Debt, the holders of the Senior Debt remaining unpaid (or their representatives) or trustee(s) acting on their behalf, ratably as aforesaid, for application to the payment of such Senior Debt until all such Senior Debt shall have been paid in full, after giving effect to any concurrent payment or distribution to the holders of such Senior Debt.

        Subject to the payment in full of all Senior Debt, the Holders shall be subrogated to the rights of the holders of Senior Debt to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Debt until the principal of and interest on the Convertible Debt Securities shall be paid in full and, for purposes of such subrogation, no such payments or distributions to the holders of Senior Debt of cash, property or securities which otherwise would have been payable or distributable to holders shall, as between the Company, its creditors other than the holders of Senior Debt, and the holders, be deemed to be a payment by the Company to or on account of the Senior Debt, it being understood that the provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of Senior Debt, on the other hand.

        Nothing contained in this Article or elsewhere in this Indenture or in the Convertible Debt Securities is intended to or shall (i) impair, as between the Company and its creditors other than the holders of Senior Debt, the obligation of the Company, which is absolute and unconditional, to pay to the Holders the principal of and interest on the Convertible Debt Securities as and when the same shall become due and payable in accordance with the terms of the Convertible Debt Securities, (ii) affect the relative rights of the holders and creditors of the Company other than holders of Senior Debt or, as between the Company and the Trustee, the obligations of the Company to the Trustee, or (iii) prevent the Trustee or the Holders from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Debt in respect of cash, property and securities of the Company received upon the exercise of any such remedy.

        Upon distribution of assets of the Company referred to in this Article XIII, the Trustee, subject to the provisions of Section 601 hereof, and the holders shall be entitled to rely upon a certificate of the liquidating trustee or agent or other person making any distribution to the Trustee or to the holders for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Debt and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article. The Trustee, however, shall not be deemed to owe any fiduciary duty to the holders of Senior Debt. Nothing contained in this Article or elsewhere in this Indenture, or in any of the Convertible Debt Securities, shall prevent the good faith application by the Trustee of any moneys which were deposited with it hereunder, prior to its receipt of written notice of facts which would prohibit such application, for the purpose of the payment of or on account of the principal of or interest on, the Convertible Debt Securities unless, prior to the date on which such application is made by the Trustee, the Trustee shall be



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

charged with actual notice under Section 1303(d) hereof of the fact which would prohibit the making of such application.

               (c) The provisions of this Article XIII shall not be applicable to any cash, properties or securities received by the Trustee or by any holder when received as a holder of Senior Debt and nothing in this Indenture shall deprive the Trustee or such holder of any of its rights as such holder.

               (d) The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment of money to or by the Trustee in respect of the Convertible Debt Securities pursuant to the provisions of this Article XIII. The Trustee, subject to the provisions of Section 601 hereof, shall be entitled to assume that no such fact exists unless the Company or any holder of Senior Debt or any trustee therefor has given written notice thereof to the Trustee. Notwithstanding the provisions of this Article or any other provisions of this Indenture, the Trustee shall not be charged with knowledge of the existence of any fact which would prohibit the making of any payment of moneys to or by the Trustee in respect of the Convertible Debt Securities pursuant to the provisions in this Article, unless, and until 3 Business Days after the Trustee shall have received written notice thereof from the Company or any holder or holders of Senior Debt or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 601 hereof, shall be entitled in all respects conclusively to assume that no such facts exist; provided, however, that if on a date not less than 3 Business Days immediately preceding the date upon which, by the terms hereof, any such moneys may become payable for any purpose (including, without limitation, the principal of or interest on any Convertible Debt Securities), the Trustee shall not have received with respect to such moneys the written notice provided for in this Section 1303(d), then anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such moneys and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date.

        The Trustee shall be entitled to conclusively rely on the delivery to it of a written notice by a person representing himself to be a holder of Senior Debt (or a trustee on behalf of such Holder) to establish that such notice has been given by a holder of Senior Debt (or a trustee on behalf of any holder or holders). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Senior Debt to participate in any payment or distribution pursuant to this
Article XIII, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article XIII, and, if such evidence is not furnished, the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment; nor shall the Trustee be charged with knowledge of the curing or waiving of any default of the character specified in Section 1302 hereof or that any event or any condition preventing any payment in respect of the Convertible Debt Securities shall have ceased to exist, unless and until the Trustee shall have received written notice to such effect.

               (e) The provisions of this Section 1303 applicable to the Trustee shall (unless the context requires otherwise) also apply to any Paying Agent for the Company.

        Section 1304. Reliance by Senior Debt on Subordination Provisions.

        Each Holder of any Convertible Debt Securities by his acceptance thereof acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration for each holder of any Senior Debt, whether such Senior Debt was created or acquired before or after the issuance of the Convertible Debt Securities, to acquire and continue to hold, or to continue to hold, such Senior Debt, and such holder of Senior Debt shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Debt. Notice of any default in the payment of any Senior Debt, except as expressly stated in this Article XIII, and notice of acceptance of the provisions hereof are hereby expressly waived. Except as otherwise expressly provided herein, no waiver, forbearance or release by any holder of Senior Debt under such Senior Debt or under this Article shall constitute a release of any of the obligations or liabilities of the Trustee or Holders of the Convertible Debt Securities provided in this Article.

        Section 1305. No Waiver of Subordination Provisions.

        Except as otherwise expressly provided herein, no right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

        Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Debt may, at any time and from time to time, without the consent of, or notice to, the Trustee or the Holders of the Convertible Debt Securities, without incurring responsibility to the Holders of the Convertible Debt Securities and without impairing or releasing the subordination provided in this Article XIII or the obligations hereunder of the Holders of the Convertible Debt Securities to the holders of Senior Debt do any one or more of the following: (i) change the manner, place or terms of payment of, or renew or alter, Senior Debt, or otherwise amend or supplement in any manner or any instrument evidencing the same or any agreement under which Senior Debt is outstanding; (ii) sell, exchange, release or otherwise dispose of any property pledged, mortgaged or otherwise securing Senior Debt; (iii) release any person liable in any manner for the collection of Senior Debt; and (iv) exercise or refrain from exercising any rights against the Company or any other person.

        Section 1306. Trustee's Relation to Senior Debt.

        The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article XIII in respect of any Senior Debt at any time held by it, to the same extent as any holder of Senior Debt, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

        With respect to the holders of Senior Debt, the Trustee undertakes to perform or to observe only such of its covenants and obligations, as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of Senior Debt shall be read into this Indenture against the Trustee. The Trustee shall not owe any fiduciary duty to the holders of Senior Debt but shall have only such obligations to such holders as are expressly set forth in this Article.

        Each Holder of a Convertible Debt Securities by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this
Article XIII and appoints the Trustee his attorney-in-fact for any and all such purposes, including, in the event of any dissolution, winding up or liquidation or reorganization under any applicable bankruptcy law of the Company (whether in bankruptcy, insolvency or receivership proceedings or otherwise), the timely filing of a claim for the unpaid balance of such holder's Convertible Debt Securities in the form required in such proceedings and the causing of such claim to be approved. If the Trustee does not file a claim or proof of debt in the form required in such proceedings prior to 30 days before the expiration of the time to file such claims or proofs, then any holder or holders of Senior Debt or their representative or representatives shall have the right to demand, sue for, collect, receive and receipt for the payments and distributions in respect of the Convertible Debt Securities which are required to be paid or delivered to the holders of Senior Debt as provided in this Article and to file and prove all claims therefor and to take all such other action in the name of the holders or otherwise, as such holders of Senior Debt or representative thereof may determine to be necessary or appropriate for the enforcement of the provisions of this Article.

        Section 1307. Other Provisions Subject Hereto.

        Expect as expressly stated in this Article XIII, notwithstanding anything contained in this Indenture to the contrary, all the provisions of this Indenture and the Convertible Debt Securities are subject to the provisions of this Article. However, nothing in this Article shall apply to or adversely affect the claims of, or payment to, the Trustee pursuant to Section 607. Notwithstanding the foregoing, the failure to make a payment on account of principal of or interest on the Convertible Debt Securities by reason of any provision of this Article shall not be construed as preventing the occurrence of an Event of Default under Section 501.

                                  ARTICLE XIV.

                       REPAYMENT AT THE OPTION OF HOLDERS

        Section 1401. Applicability of Article.

        Convertible Debt Securities of any series which are repayable at the option of the Holders thereof before their Stated Maturity shall be repaid in accordance with their terms and (except as otherwise specified pursuant to Section 301 for Convertible Debt Securities of such series) in accordance with this Article.

        Section 1402. Repayment of Convertible Debt Securities.

        Each Convertible Debt Security which is subject to repayment in whole or in part at the option of the Holder thereof on a Repayment Date shall be repaid at the applicable Repayment

Price together with interest accrued to such Repayment Date as specified pursuant to Section 301.

        Section 1403. Exercise of Option; Notice.

        Each Holder desiring to exercise such Holder's option for repayment shall, as conditions to such repayment, surrender the Convertible Debt Security to be repaid in whole or in part together with written notice of the exercise of such option at any office or agency of the Company in a Place of Payment, not less than 30 nor more than 45 days prior to the Repayment Date. Such notice, which shall be irrevocable, shall specify the principal amount of such Convertible Debt Security to be repaid, which shall be equal to the minimum authorized denomination for such Convertible Debt Security or an integral multiple thereof, and shall identify the Convertible Debt Security to be repaid and, in the case of a partial repayment of the Convertible Debt Security, shall specify the denomination or denominations of the Convertible Debt Security or Convertible Debt Securities of the same series to be issued to the Holder for the portion of the principal of the Convertible Debt Security surrendered which is not to be repaid.

        The Company shall execute and the Trustee shall authenticate and deliver without service charge to the Holder of any Registered Security so surrendered a new Registered Security or Securities of the same series, of any authorized denomination specified in the foregoing notice, in an aggregate principal amount equal to any portion of the principal of the Registered Security so surrendered which is not to be repaid.

        For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the repayment of Convertible Debt Securities shall relate, in the case of any Convertible Debt Security repaid or to be repaid only in part, to the portion of the principal of such Convertible Debt Security which has been or is to be repaid.

        Section 1404. Election of Repayment by Remarketing Entities.

        The Company may elect, with respect to Convertible Debt Securities of any series which are repayable at the option of the Holders thereof before their Stated Maturity, at any time prior to any Repayment Date to designate one or more Remarketing Entities to purchase, at a price equal to the Repayment Price, Convertible Debt Securities of such series from the Holders thereof who give notice and surrender their Convertible Debt Securities in accordance with
Section 1403.

        Section 1405. Securities Payable on the Repayment Date.

        Notice of exercise of the option of repayment having been given and the Convertible Debt Securities so to be repaid having been surrendered as aforesaid, such Convertible Debt Securities shall, unless purchased in accordance with Section 1404, on the Repayment Date become due and payable at the price therein specified and from and after the Repayment Date such Convertible Debt Securities shall cease to bear interest and shall be paid on the Repayment Date unless the Company shall default in the payment of such price in which case the Company shall continue to be obligated for the principal amount of such Convertible Debt Securities and shall be obligated to pay interest on such principal amount at the rate borne by such Convertible Debt Securities from time to time until payment in full of such principal amount.

                                  ARTICLE XV.

               MEETINGS OF HOLDERS OF CONVERTIBLE DEBT SECURITIES

        Section 1501. Purposes for Which Meetings May Be Called.

        A meeting of Holders of Convertible Debt Securities of any series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other Act provided by this Indenture to be made, given or taken by Holders of Convertible Debt Securities of such series.

        Section 1502. Call, Notice and Place of Meetings.

               (a) The Trustee may at any time call a meeting of Holders of Convertible Debt Securities of any series for any purpose specified in Section 1501, to be held at such time and at such place in The City of New York, or in The City of Los Angeles, as the Trustee shall determine. Notice of every meeting of Holders of Convertible Debt Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

               (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 25% in principal amount of the Outstanding Convertible Debt Securities of any series shall have requested the Trustee to call a meeting of the Holders of Convertible Debt Securities of such series for any purpose specified in Section 1501, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Convertible Debt Securities of such series in the amount above specified, as the case may be, may determine the time and the place in The City of New York, or in The City of Los Angeles, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

        Section 1503. Persons Entitled to Vote at Meetings.

        To be entitled to vote at any meeting of Holders of Convertible Debt Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Convertible Debt Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Convertible Debt Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Convertible Debt Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

        Section 1504. Quorum; Action.

        The Persons entitled to vote a majority in principal amount of the Outstanding Convertible Debt Securities of a series shall constitute a quorum for a meeting of Holders of

Convertible Debt Securities of such series. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Convertible Debt Securities of such series, be dissolved. In the absence of a quorum in any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairperson of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairperson of the meeting prior to the adjournment of such adjourned meeting. Notice of this reconvening of any adjourned meeting shall be given as provided in Section 1502(a), except that such notice need be given only once not less than 5 days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Convertible Debt Securities of such series which shall constitute a quorum.

        Except as limited by the proviso to Section 902, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of majority in principal amount of the Outstanding Convertible Debt Securities of that series, provided, however, that, except as limited by the proviso to
Section 902, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other Act which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Convertible Debt Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Convertible Debt Securities of that series.

        Any resolution passed or decision taken at any meeting of Holders of Convertible Debt Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Convertible Debt Securities of such series, whether or not present or represented at the meeting.

        Section 1505. Determination of Voting Rights; Conduct and Adjournment of Meetings.

               (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Convertible Debt Securities of such series in regard to proof of the holding of Convertible Debt Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Convertible Debt Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in
Section 104 or other proof.

               (b) The Trustee shall, by an instrument in writing, appoint a temporary chairperson of the meeting, unless the meeting shall have been called by the Company or by

Holders of Convertible Debt Securities as provided in Section 1502(b), in which case the Company or the Holders of Convertible Debt Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairperson. A permanent chairperson and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Convertible Debt Securities of such series represented at the meeting.

               (c) At any meeting each Holder of a Convertible Debt Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of Convertible Debt Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Convertible Debt Security challenged as not Outstanding and ruled by the chairperson of the meeting not to be Outstanding. The chairperson of the meeting shall have no right to vote, except as a Holder of a Convertible Debt Security of such series or proxy.

               (d) Any meeting of Holders of Convertible Debt Securities of any series duly called pursuant to Section 1502 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Convertible Debt Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

        Section 1506. Counting Votes and Recording Action of Meetings.

        The vote upon any resolution submitted to any meeting of Holders of Convertible Debt Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Convertible Debt Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Convertible Debt Securities of such series held or represented by them. The permanent chairperson of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of Holders of Convertible Debt Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1502 and, if applicable, Section 1501. Each copy shall be signed and verified by the affidavits of the permanent chairperson and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                  ARTICLE XVI.

                                   DEFEASANCE

        Section 1601. Termination of Company's Obligations.

        If this Section 1601 is specified, as contemplated by Section 301, to be applicable to any series of Convertible Debt Securities and if the Company deposits irrevocably in trust with the Trustee money and/or Government Obligations the payments of principal and interest on which when due (and without reinvestment) will provide money in such amounts as will (together with any money irrevocably deposited in trust with the Trustee, without investment) be sufficient to pay the principal of (and premium, if any) and any installment of principal of (and premium, if any) or interest when due on the Convertible Debt Securities of such series on the Stated Maturity of such principal or interest or, if such series may be redeemed by the Company prior to the Stated Maturity thereof and the Company shall have given irrevocable instructions to the Trustee to effect such redemption, at the date fixed for such redemption pursuant to Article XI, and any mandatory sinking fund, repayment or analogous payments thereon on the scheduled due dates therefor, the Company's obligations under Sections 801, 803, 804 and 1005 and any other covenant determined pursuant to Section 301 to be subject to this Section shall terminate and Sections 501(4) (with respect to Sections 801, 803, 804 and 1005), 501(5), 501(6), 501(7) and
501(8) (if specified as contemplated by Section 301) shall be deemed not to be an Event of Default, in each case with respect to the Convertible Debt Securities of the series for which such deposit was made; provided, however, that (i) no Event of Default with respect to the Convertible Debt Securities of such series under Section 501(6) or 501(7) or event that with notice or lapse of time or both would constitute such an Event of Default shall have occurred and be continuing on the 91st day after such date, (ii) such deposit will not result in a breach of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound, and (iii) such termination shall not relieve the Company of its obligations under the Convertible Debt Securities of such series and this Indenture to pay when due the principal of (and premium, if any) and interest and additional amounts on such Convertible Debt Securities if such amounts are not paid (or payment is not provided for) when due from the money and Government Obligations (and the proceeds thereof) so deposited.

        It shall be a condition to the deposit of cash and/or Government Obligations and the termination of the Company's obligations pursuant to the provisions of this Section with respect to the Convertible Debt Securities of any series under Sections 801, 803, 804 and 1005 and any other covenant determined pursuant to Section 301 to be subject to this Section and the inapplicability of the Events of Default contained in Sections 501(4), 501(5), 501(6), 501(7) and 501(8) to the extent set forth above pursuant to the provisions of this Section with respect to Convertible Debt Securities of any series that the Company deliver to the Trustee (i) an Officers' Certificate to the effect that under the laws in effect on the date such money and/or Government Obligations are deposited with the Trustee, the amount thereof will be sufficient, after payment of all Federal, state and local taxes in respect thereof payable by the Trustee, to pay principal (and premium, if any) and interest when due on the Convertible Debt Securities of such series; and (ii) an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the defeasance contemplated in this Section have been complied with.

        It shall be an additional condition to the deposit of cash and/or Government Obligations and the termination of the Company's obligations pursuant to the provisions of this Section under Sections 801, 803, 804 and 1005 and any other covenant determined pursuant to Section 301 to be subject to this Section and the inapplicability of the Events of Default contained in Section 501(4), 501(5), 501(6), 501(7) and 501(8) to the extent set forth above pursuant to the provisions of this Section, with respect to the Convertible Debt Securities of any series then listed on the New York Stock Exchange, that the Company deliver an Opinion of Counsel that the Convertible Debt Securities of such series will not be delisted from the New York Stock Exchange as a result of such deposit and termination.

        After a deposit as provided herein, the Trustee shall, upon Company Request, acknowledge in writing the discharge of the Company's obligations pursuant to the provisions of this Section with respect to the Convertible Debt Securities of such series under Sections 801, 803, 804 and 1005 and any other covenant determined pursuant to Section 301 to be subject to this Section and the inapplicability of the Events of Default contained in Sections 501(4), 501(5), 501(6), 501(7) and 501(8) to the extent set forth above.

        Section 1602. Repayment to Company.

        The Trustee and any Paying Agent shall promptly pay to the Company upon Company Request any money or Government Obligations not required for the payment of the principal of (and premium, if any) and interest on the Convertible Debt Securities of any series for which money or Government Obligations have been deposited pursuant to Section 1601 held by them at any time.

        The Trustee and any Paying Agent shall promptly pay to the Company upon Company Request any money held by them for the payment of principal (and premium, if any) and interest that remains unclaimed for two years after the Maturity of the Convertible Debt Securities for which a deposit has been made pursuant to Section 1601. After such payment to the Company, the Holders of the Convertible Debt Securities of such series shall thereafter, as unsecured general creditors, look only to the Company for the payment thereof.

        Section 1603. Indemnity for Government Obligations.

               The Company shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the deposited Government Obligations or the principal or interest received on such Government Obligations.

               IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                        FIDELITY NATIONAL FINANCIAL, INC.



                                        By:    _________________________________
                                        Title: _________________________________



                                               _________________________________



                                        By:    _________________________________
                                        Title: _________________________________

STATE OF CALIFORNIA   )
                      )SS.
COUNTY OF ORANGE      )


               On the ____ day of __________, 1998, before me personally came ___________________, to me known, who, being duly sworn, did depose and say that he/she resides at ______________________________; that he is a _________________
of Fidelity National Financial, Incorporated, a corporation described in and which executed the above instrument; that he/she knows the seal of said corporation; that it was so affixed pursuant to the authority of the Board of Directors of said corporation; and that he/she signed his/her name thereto pursuant to like authority.


                                        ________________________________________
                                        Notary Public

STATE OF ____________ )
                      )SS.
COUNTY OF ___________ )


               On the _____ day of ______________, 1998, before me personally came ________________, to me known, who, being duly sworn, did depose and say that he/she resides at _______________________________________________; that he/she is an ________________ ________________________________________ of
______________________________, a _____________________ described in and which executed the above instrument; that he/she knows the seal of said corporation; that it was so affixed pursuant to the authority of the Board of Directors of said corporation; and that he/she signed his/her name thereto pursuant to like authority.


                                        ________________________________________
                                        Notary Public